UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1.	Reports to Stockholders.

July 31, 2014

ANNUAL REPORT

Adviser Managed Trust

† Tactical Offensive Equity Fund

† Tactical Offensive Fixed Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

ADVISER MANAGED TRUST — JULY 31, 2014

To Our Shareholders:

From the beginning of August 2013 through the end of July 2014, financial markets performed well overall. For much of the Funds’ reporting year, volatility remained exceptionally low in many of the world’s stock markets as well as in high-yield bonds, while most sectors of the bond market experienced a fair share of turbulence. That situation began to reverse in the second half of the Funds’ fiscal year, as most bond-market sectors settled down while equity-market volatility rose from remarkably low to normal levels.

Fixed Income-Market Performance

Globally, fixed-income markets performed reasonably well despite a rocky start in several bond sectors. The Funds’ fiscal year began shortly after fixed-income markets had sold off sharply in reaction to Federal Reserve announcements that it would eventually begin winding down its monthly purchases of U.S. Treasury and agency mortgage-backed securities. These purchases are designed to keep interest rates low in order to support residential mortgages and other credit-creation activities. When the Fed made clear in the spring of 2013 that it would eventually taper those purchases, interest rates rose and bond prices fell. Bond markets spent the second half of 2013 trying to regain their footing among heightened volatility. Most bond sectors — with the notable exception of investment-grade corporate bonds and the high-yield market (which is comprised of bonds that are unrated or rated below investment grade and pose higher credit risk) — moved sideways for the remainder of 2013 before turning up in the first half of 2014.

Treasury and other sovereign returns were largely flat during the last half of 2013 before benefitting from a largely unexpected decline in long-term interest rates in 2014. Possible explanations for falling rates include slower growth expectations (following, for example, very disappointing U.S. economic growth in the first quarter) and a flight to safety in response to geopolitical turmoil in several parts of the world. The U.S. Treasury yield curve flattened in response, as the gap between long-term and short-term rates (which is anchored near zero due to the Fed’s interest-rate policy) narrowed. (The yield curve represents differences in yields across a range of maturities of Treasury bonds. A steeper yield curve represents a greater difference between yields of longer and shorter maturities; a flatter curve indicates the yields are closer together.)

In the mortgage space, agency mortgage-backed securities performed well despite concerns about the Fed eventually stepping away from the market. Non-agency mortgage securities also did well as they continued to benefit from an improving housing market and strong demand for their relatively attractive yields. Commercial mortgage-backed securities also saw strong performance thanks to improving commercial real estate fundamentals and limited issuance of new securities.

Investment-grade corporate debt performed well, as investor demand remained high despite significant additions to existing supply.

Outside of the sectors comprising the Barclays U.S. Aggregate Bond Index, high-yield debt performed well until suffering a significant selloff (driven by sizeable investor outflows) in July 2014. Thanks to continued improvement in the U.S. economy, the fundamentals for high-yield issuers remained solid and default rates remained below their long-term historical average (as reflected in Moody’s U.S. speculative default rate). Despite the recent decline, high yield still produced positive performance for the full fiscal year. And after lagging notably in 2013, emerging-market debt performed quite well from February to June of 2014. While it also slipped a bit in July 2014, the decline was far more benign than in high yield. Negative headlines from Argentina, Russia and Ukraine could have implications for the asset class over the near term, as could interest rates and shifts in U.S. monetary policy. However, emerging-market debt still appears to offer compelling long-term value.

Equity-Market Performance

For most of the Funds’ fiscal year, the action was far more subdued in global equities than in fixed-income markets. U.S. stocks, as reflected in the Russell 3000 Index, rose steadily before selling off in the last two trading days of the fiscal year. International stocks, as proxied by the MSCI EAFE Index, exhibited a similar return pattern to the high-yield bond market, rising steadily during the Fund’s fiscal year before selling off substantially in July 2014. International stocks encountered more volatility than U.S. stocks due to regional concerns such as armed conflict in Ukraine and sanctions against Russia, as well as renewed signs of flagging euro-area economies. Finally, emerging-market stocks (as reflected in the MSCI Emerging Markets Index) were volatile during the period. After a strong start, they sold off during the fourth quarter of 2013 and into early 2014 before recovering strongly from March through the end of July.

On behalf of SEI Investments, I want to thank you for your confidence in the Advisor Managed Trust. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

Adviser Managed Trust / Annual Report / July 31, 2014	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2014 (Unaudited)

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion of or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF“s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no sub-adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisers as of July 31, 2014: AJO, LP; AQR Capital Management LLC; Brown Advisory LLC; Causeway Capital Management LLC (“Causeway”); Delaware Investments Fund Advisers (a series of Delaware Management Business Trust); Lazard Asset Management LLC; Neuberger Berman Management LLC (“Neuberger Berman”); Parametric Portfolio Associates LLC; and Thornburg Investment Management, Inc. Changes to the Fund’s manager lineup were isolated to the emerging-markets managers, with PanAgora Asset Management, Inc removed and Neuberger Berman and Causeway added.

IV. Return vs. Benchmark

For the fiscal year ending July 31, 2014, the Fund returned 12.08%, underperforming its blended benchmark (70% Russell 3000/20% MSCI EAFE/10% MSCI Emerging Markets Index), which returned 16.07%.

V. Fund Attribution

As noted in the Fund’s shareholder letter, U.S. equity markets rose steadily over the 12-month period ending July 31, 2014. International and emerging-market stocks also rose but to a lesser extent and in a more volatile fashion.

From a sector standpoint, stock selection in consumer discretionary and technology were the most significant detractors. Selection was strong in consumer staples and utilities.

Despite the recent turnaround in emerging-markets performance, the Fund’s tactical overweight during the 12-month period was a headwind. Strong security selection within emerging markets served to mitigate this effect somewhat.

Regionally, stock selection in Europe and the U.S. detracted. Within Europe, managers’ stock selections in larger economies like Germany, France and Switzerland hurt results the most, while selection bolstered results in Sweden and Denmark. Within the U.S., managers’ stock selection was weak in consumer discretionary, health care and technology names.

2	Adviser Managed Trust / Annual Report / July 31, 2014

The Fund’s underweight to Australian stocks also continued to be a headwind, as that country delivered strong performance despite valuations that our managers view as excessive.

AVERAGE ANNUAL TOTAL RETURN1,2,3

	One Year Return	Three Year Return	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	12.08%	15.61%†	12.87%†
S&P 500 Index	16.94%	16.84%	14.13%
Blended 70% Russell 3000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index	16.07%	13.22%	11.24%
Blended 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index	15.71%	13.10%	11.12%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index, Blended 70% Russell 3000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index and Blended 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index.

[1]

For the year ended July 31, 2014. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 70/20/10 Blended Benchmark, which consists of the Russell 3000 Index, MSCI EAFE Index, and the MSCI Emerging Markets Index. The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

[3]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/10/20/10 Blended Benchmark, which consists of the Russell 1000 Index, Russell 2000 Index, MSCI EAFE Index, and the MSCI Emerging Markets Index. The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

†	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.

Adviser Managed Trust / Annual Report / July 31, 2014	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2014 (Unaudited)

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion of or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no sub-adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilizes the following sub-advisers as of July 31, 2014: Metropolitan West Asset Management LLC; and Wellington Management Company LLP.

IV. Return vs. Benchmark

For the fiscal year ending July 31, 2014, the Fund returned 4.16% versus 3.97% for the Barclays US Aggregate Bond Index (“Barclays Aggregate”).

V. Fund Attribution

As noted in the Fund’s shareholder letter, within fixed-income markets, high yield bonds, emerging market debt, commercial mortgage-backed securities, and both agency and non-agency mortgage-backed securities performed well, as did long-dated Treasuries.

As a result, the Fund’s strategic allocation to high-yield bonds helped it outperform the Barclays Aggregate.

A strategic allocation to emerging-markets debt also helped performance, as this sector bested the Barclays Aggregate over the one-year period ending July 31, 2014 following its rebound from a difficult 2013. Strong investor demand for, and limited issuance of, U.S.-dollar denominated sovereign debt supported the asset class.

The Fund’s overweight to commercial mortgage-backed securities also outperformed over the period, as did an allocation to non-agency mortgage-backed securities, as both of those sectors outperformed U.S. Treasuries. An underweight to agency mortgage-backed securities detracted slightly from performance.

An underweight to investment-grade corporates, which performed quite well over the Fund’s fiscal year, detracted from relative returns. However, an overweight to financial issuers partially offset the impact.

Yield-curve positioning helped the Fund’s relative performance, as the Fund was overweight the 10-year and 30-year points of the curve. Prices in those maturities were boosted by the curve flattening that occurred in 2014.

4	Adviser Managed Trust / Annual Report / July 31, 2014

Credit-default swaps, which were utilized to efficiently gain exposure to emerging-markets debt, had a slightly positive impact on performance. Treasury futures were utilized to efficiently assist in managing the Fund’s duration and yield-curve exposure.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Three Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A	4.16%	3.51%	4.06%
Barclays US Aggregate Bond Index	3.97%	3.04%	3.87%
Blended 76% Barclays US Aggregate Bond Index/9.5% Barclays US High Yield Bond Very Liquid Index/9.5% Citi Emerging Markets USD Government Bond Index/5% Barclays Global G6 (G7 ex-US) Index (Hedged)	4.97%	4.01%	4.76%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Fixed Income Fund, Class A, versus the Barclays US Aggregate Bond Index and Blended 76% Barclays US Aggregate Bond Index/9.5% Barclays US High Yield Bond Very Liquid Index/9.5% Citi Emerging Markets USD Government Bond Index/5% Barclays Global G6 (G7 ex-US) Index (Hedged).

[1]

For the year ended July 31, 2014. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 76/9.5/9.5/5 Blended Benchmark, which consists of the Barclays US Aggregate Bond Index, Barclays US High Yield Bond Very Liquid Index, Citi Emerging Markets USD Government Bond Index, and the Barclays Global G6 (G7 ex-US) Index (Hedged). The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

Adviser Managed Trust / Annual Report / July 31, 2014	5

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2014

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 91.9%

Argentina — 0.0%
Arcos Dorados Holdings, Cl A*	46,800	$480

Australia — 0.0%
Tronox, Cl A*	12,025	319

Belgium — 0.3%
Anheuser-Busch InBev	21,724	2,354
KBC Groep	22,834	1,242

		3,596

Bermuda — 0.0%
Montpelier Re Holdings*	13,300	393

Brazil — 1.5%
ALL - America Latina Logistica*	108,424	416
Ambev ADR	112,700	776
B2W Cia Digital*	84,867	1,243
Banco do Brasil	71,800	878
Banco Santander Brasil ADR	73,500	494
BB Seguridade Participacoes*	51,300	747
BM&FBovespa*	122,500	654
BR Malls Participacoes*	59,800	520
Brasil Insurance Participacoes e Administracao*	51,000	215
Braskem ADR	34,300	426
BRF ADR	32,700	801
Cielo*	27,000	495
Embraer ADR	14,749	561
Even Construtora e Incorporadora*	55,100	151
Fibria Celulose ADR*	60,400	595
Gerdau ADR	51,400	302
Gol Linhas Aereas Inteligentes ADR	59,900	363
Hypermarcas*	106,700	856
Itau Unibanco Holding ADR	54,538	840
JBS*	185,400	688
Light*	41,000	386

Description	Shares	Market Value ($ Thousands)

M Dias Branco*	4,600	$189
Petroleo Brasileiro ADR	92,200	1,470
Petroleo Brasileiro ADR, Cl A	76,600	1,288
Porto Seguro*	20,800	288
Qualicorp*	40,500	473
Santos Brasil Participacoes*	15,400	100
Telefonica Brasil ADR*	18,300	369
Tim Participacoes ADR*	71,700	1,909
Totvs*	17,500	301
Tractebel Energia*	15,300	230
Vale ADR, Cl B*	169,300	2,222

		21,246

Canada — 0.5%
Canadian National Railway	34,930	2,339
Imperial Oil	26,100	1,341
Kodiak Oil & Gas*	57,500	893
Magna International	18,400	1,976
MDC Partners, Cl A	37,050	764
Silver Wheaton*	5,160	135

		7,448

Chile — 0.1%
Cia Cervecerias Unidas ADR	25,616	578
SACI Falabella	27,950	221
Sociedad Quimica y Minera de Chile ADR*	11,800	327

		1,126

China — 2.2%
AAC Technologies Holdings*	89,200	534
Agricultural Bank of China, Cl H*	1,695,100	829
Baidu ADR*	23,436	5,063
Bank of China, Cl H*	3,002,000	1,441
Changyou.com ADR*	15,500	373
China Child Care*	482,000	143
China CITIC Bank, Cl H*	819,000	546
China Communications Construction, Cl H*	387,000	295
China Construction Bank, Cl H*	1,525,000	1,177
China Lesso Group Holdings*	115,500	68
China Lumena New Materials* (A)	1,228,000	198
China Petroleum & Chemical, Cl H	2,314,750	2,300
China Petroleum & Chemical ADR	3,510	343
China Railway Construction, Cl H*	785,000	759
China Railway Group, Cl H*	906,000	491
China Telecom, Cl H	590,000	334
China Vanke, Cl H*	366,400	811
Datang International Power Generation, Cl H	446,000	222
Guangzhou R&F Properties*	245,600	363
Huaneng Power International, Cl H	180,000	201
Industrial & Commercial Bank of China, Cl H*	5,581,406	3,839

6	Adviser Managed Trust / Annual Report / July 31, 2014

Description	Shares	Market Value ($ Thousands)

New Oriental Education & Technology Group ADR	17,200	$336
PetroChina, Cl H	106,000	139
PetroChina ADR	5,200	671
PICC Property & Casualty, Cl H	264,400	430
Shimao Property Holdings*	136,000	316
Sihuan Pharmaceutical Holdings Group*	1,336,000	826
SINA*	9,100	440
Sinopec Engineering Group, Cl H*	428,800	491
Sohu.com*	15,200	862
Tencent Holdings*	197,589	3,274
Tingyi Cayman Islands Holding	186,000	529
Tsingtao Brewery, Cl H	82,000	672
Uni-President China Holdings*	748,800	615
WuXi PharmaTech Cayman ADR*	7,700	237
Youku Tudou ADR*	8,600	164
Zhuzhou CSR Times Electric, Cl H*	50,900	175

		30,507

Cyprus — 0.0%
QIWI ADR*	6,200	223

Czech Republic — 0.1%
AVG Technologies*	41,700	709
Komercni banka	1,885	410

		1,119

Denmark — 0.3%
Novo Nordisk, Cl B*	83,917	3,884

Finland — 0.1%
Kone, Cl B*	39,936	1,682

France — 2.4%
Accor	39,948	1,935
Air Liquide*	12,780	1,625
AXA	46,491	1,069
BNP Paribas	40,993	2,715
Cie Generale des Etablissements Michelin	16,197	1,778
Credit Agricole	29,609	401
GDF Suez*	46,212	1,190
Legrand*	38,584	2,138
LVMH Moet Hennessy Louis Vuitton	21,360	3,675
Peugeot	39,830	597
Publicis Groupe*	38,483	2,799
Sanofi	35,971	3,784
Schneider Electric	19,661	1,663
Technip	31,145	2,873
Total	75,775	4,876

		33,118

Description	Shares	Market Value ($ Thousands)

Germany — 1.2%
adidas	21,743	$1,728
Bayer	15,251	2,019
Daimler	27,395	2,268
Deutsche Bank	35,773	1,229
Fresenius Medical Care & KGaA	42,885	2,978
Linde	9,781	2,001
SAP	22,725	1,790
Siemens	16,049	1,984

		15,997

Greece — 0.0%
Folli Follie*	13,353	559

Hong Kong — 1.9%
AIA Group*	659,935	3,564
Bolina Holding*	387,200	139
China Everbright International	696,800	939
China Medical System Holdings*	341,000	424
China Mengniu Dairy*	242,400	1,179
China Merchants Holdings International	292,000	991
China Mobile	614,991	6,816
China Mobile ADR	15,100	823
China State Construction International Holdings*	287,100	509
China Unicom ADR	23,600	410
CNOOC*	1,763,900	3,159
CNOOC ADR	2,900	512
Dongfeng Motor Group, Cl H*	524,000	938
Haier Electronics Group*	322,100	927
Hong Kong Exchanges and Clearing	107,421	2,405
Link‡ *	171,000	970
Nine Dragons Paper Holdings*	324,000	269
Skyworth Digital Holdings	582,000	289
Sunny Optical Technology Group*	529,000	700

		25,963

India — 0.6%
Dr Reddy’s Laboratories ADR	35,400	1,584
ICICI Bank ADR	13,700	685
Infosys ADR	10,600	581
Larsen & Toubro GDR*	23,185	570
Mahindra & Mahindra GDR*	23,310	454
Reliance Industries GDR (B)	85,610	2,844
Tata Motors ADR*	33,300	1,309

		8,027

Indonesia — 0.2%
Adhi Karya Persero*	662,000	178
AKR Corporindo	1,116,000	424
Bank Rakyat Indonesia Persero	216,000	209

Adviser Managed Trust / Annual Report / July 31, 2014	7

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2014

Description	Shares	Market Value ($ Thousands)

Gudang Garam	86,200	$404
Indofood Sukses Makmur	343,000	210
Kalbe Farma*	1,521,800	227
Matahari Department Store	196,500	246
Semen Indonesia Persero	407,500	583
Tambang Batubara Bukit Asam Persero	305,500	307
United Tractors	151,000	299
Wijaya Karya Persero*	299,200	68

		3,155

Ireland — 1.1%
Accenture, Cl A	70,967	5,626
Actavis*	14,459	3,098
Eaton*	42,654	2,897
Experian*	178,075	3,058
Pentair*	5,851	375
Ryanair Holdings ADR*	8,900	472
Smurfit Kappa Group*	14,289	310

		15,836

Israel — 0.1%
magicJack VocalTec*	3,500	50
Teva Pharmaceutical Industries ADR*	16,200	867

		917

Italy — 0.1%
Intesa Sanpaolo	554,874	1,656

Japan — 2.9%
FANUC	13,560	2,372
Hitachi	304,000	2,391
Japan Tobacco	55,586	1,974
JGC	43,000	1,315
KDDI	61,400	3,581
Komatsu	53,100	1,192
Kubota	233,316	3,125
Mitsubishi Estate	84,086	2,083
Mitsubishi UFJ Financial Group	296,238	1,773
Nikon	150,400	2,360
Nippon Telegraph & Telephone	22,163	1,478
Shin-Etsu Chemical	34,400	2,201
SoftBank	23,571	1,736
Sumitomo Mitsui Financial Group	47,100	1,951
Sumitomo Mitsui Trust Holdings	565,681	2,487
Tokyo Electron	10,504	688
Toyota Motor	120,625	7,199

		39,906

Luxembourg — 0.0%
Intelsat*	2,500	46
Tenaris ADR*	6,000	258

		304

Description	Shares	Market Value ($ Thousands)

Macau — 0.2%
Sands China*	335,623	$2,497

Malaysia — 0.3%
Axiata Group*	310,300	676
IJM	35,200	74
Malayan Banking	139,500	431
Tenaga Nasional	368,200	1,431
Top Glove*	213,900	310
UEM Sunrise*	579,600	382
UMW Holdings	49,700	182

		3,486

Mexico — 0.8%
Alfa, Cl A	131,800	360
America Movil ADR, Ser L	55,700	1,313
Arca Continental	71,300	504
Cemex ADR*	84,988	1,067
Empresas ICA ADR*	44,100	314
Fibra Uno Administracion‡ *	139,500	489
Fomento Economico Mexicano ADR	8,900	836
Grupo Financiero Banorte, Cl O	125,800	836
Grupo Financiero Santander Mexico, Cl B	181,900	483
Grupo Financiero Santander Mexico ADR	19,700	262
Grupo Mexico	156,000	555
Grupo Televisa ADR	49,300	1,755
Inmobiliaria Vesta*	207,400	446
Kimberly-Clark de Mexico, Cl A	305,500	774
Wal-Mart de Mexico*	162,548	403

		10,397

Netherlands — 2.0%
Akzo Nobel	57,359	4,136
ASML Holding*	21,208	2,008
Core Laboratories*	29,421	4,308
ING Groep*	211,945	2,764
Koninklijke Philips	50,987	1,575
LyondellBasell Industries, Cl A*	26,317	2,796
NXP Semiconductor*	38,735	2,415
PostNL	219,987	1,101
Reed Elsevier	175,520	3,951
Royal Dutch Shell PLC, Cl A*	23,591	972
Unilever*	33,046	1,362

		27,388

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior, Cl E*	10,400	309

8	Adviser Managed Trust / Annual Report / July 31, 2014

Description	Shares	Market Value ($ Thousands)

Peru — 0.1%
Credicorp*	4,800	$710

Philippines — 0.1%
Ayala*	29,600	448
International Container Terminal Services	198,590	518
Megaworld	2,038,000	199
RFM	1,409,179	181
SM Investments*	20,570	377

		1,723

Poland — 0.3%
Orange Polska	89,944	297
PGE*	138,295	921
Polski Koncern Naftowy Orlen	36,844	437
Powszechna Kasa Oszczednosci Bank Polski*	22,369	255
Powszechny Zaklad Ubezpieczen*	9,251	1,303
Tauron Polska Energia*	240,937	391

		3,604

Qatar — 0.0%
Barwa Real Estate*	33,069	343
Commercial Bank of Qatar	1,248	23

		366

Russia — 0.6%
Eurasia Drilling GDR	10,240	311
Gazprom ADR	216,595	1,591
Lukoil ADR	33,804	1,892
Magnit GDR	12,640	746
MegaFon GDR	16,984	475
Mobile Telesystems ADR	21,200	380
Phosagro OAO GDR	12,299	153
Rosneft GDR	76,604	474
Sberbank of Russia ADR*	182,909	1,519
Surgutneftegas OAO ADR*	51,810	356
Tatneft OAO ADR	4,124	147
Yandex, Cl A*	23,900	724

		8,768

Singapore — 0.2%
Asian Pay Television Trust*	765,000	521
China Yuchai International*	10,100	207
Sembcorp Industries*	176,000	773
Sembcorp Marine	269,000	892

		2,393

South Africa — 0.9%
Alexander Forbes*	32,200	28
Alexander Forbes Group Holdings*	381,700	310

Description	Shares	Market Value ($ Thousands)

Anglo American Platinum	6,769	$298
AngloGold Ashanti ADR	7,900	136
ArcelorMittal South Africa*	32,864	116
Aspen Pharmacare Holdings*	6,102	165
AVI	23,599	134
Barloworld	44,453	423
Bidvest Group	20,168	544
FirstRand	370,928	1,497
Impala Platinum Holdings*	11,222	111
Liberty Holdings	17,370	210
Life Healthcare Group Holdings*	152,210	626
MMI Holdings*	76,178	185
MTN Group	26,910	558
Naspers, Cl N	4,926	612
Redefine Properties‡	252,765	227
Remgro	19,981	432
Sanlam*	60,887	347
Sasol	25,875	1,496
Sasol ADR*	9,000	521
Shoprite Holdings	31,510	476
Sibanye Gold*	249,643	593
Standard Bank Group*	39,445	533
Steinhoff International Holdings	145,412	727
Vodacom Group*	72,104	845
Woolworths Holdings*	84,348	653

		12,803

South Korea — 2.6%
CJ	2,170	308
Coway	12,795	1,107
Daesang	6,950	347
Hankook Tire*	1,381	76
Hanwha	13,750	393
Hyosung	4,206	307
Hyundai Marine & Fire Insurance*	7,980	237
Hyundai Motor	5,405	1,291
KB Financial Group ADR	26,700	1,044
KCC	1,666	987
Kia Motors	16,787	995
KJB Financial Group*	3,186	38
KNB Financial Group*	8,899	120
Korea Electric Power	48,920	2,020
Korea Gas	2,702	162
KT	11,360	368
KT ADR	32,000	514
KT&G	33,511	3,247
LG Display ADR	24,100	392
LG Electronics	6,006	449
Lock & Lock*	5,944	73
Lotte Chilsung Beverage	385	694
Lotte Confectionery	461	940
NCSoft	2,400	364
Samsung Electronics	6,082	7,947
Samsung Engineering	6,243	423

Adviser Managed Trust / Annual Report / July 31, 2014	9

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2014

Description	Shares	Market Value ($ Thousands)

Samsung Life Insurance*	5,537	$566
SFA Engineering	10,658	417
Shinhan Financial Group	17,298	862
SK Holdings	3,278	558
SK Hynix	30,060	1,329
SK Telecom	11,195	2,875
SK Telecom ADR*	113,700	3,219
Sung Kwang Bend	16,176	315
Woori Finance Holdings	41,993	574

		35,558

Spain — 0.4%
Amadeus IT Holding, Cl A*	47,915	1,891
Banco Bilbao Vizcaya Argentaria	222,758	2,748
Cemex Latam Holdings*	28,916	285
Tecnicas Reunidas*	18,744	1,056

		5,980

Sweden — 0.2%
Hennes & Mauritz, Cl B	46,298	1,897
Svenska Cellulosa, Cl B*	59,228	1,462

		3,359

Switzerland — 2.5%
Clariant	61,566	1,150
Credit Suisse Group	43,069	1,172
Givaudan	970	1,590
Holcim	23,145	1,855
Julius Baer Group*	42,502	1,811
Nestle	55,832	4,148
Novartis	95,803	8,381
Roche Holding	21,984	6,400
Transocean*	5,890	238
UBS*	340,278	5,864
Zurich Insurance Group	7,508	2,186

		34,795

Taiwan — 1.3%
Advanced Semiconductor Engineering ADR	102,300	613
Asustek Computer	79,000	843
Cathay Financial Holding	164,850	277
China Steel Chemical	51,000	324
Chong Hong Construction	113,000	310
Compal Electronics	609,000	564
Coretronic	380,000	454
eMemory Technology*	41,000	377
Hermes Microvision*	12,000	474
Hon Hai Precision Industry	969,100	3,345
Inventec	546,000	491
Lite-On Technology	16,080	27
MediaTek	117,900	1,844
Mitac Holdings*	426,300	362

Description	Shares	Market Value ($ Thousands)

Pegatron*	166,000	$318
Pou Chen	311,000	351
Taiwan Cement	68,000	102
Taiwan PCB Techvest*	124,000	178
Taiwan Semiconductor Manufacturing	306,000	1,235
Taiwan Semiconductor Manufacturing ADR	271,636	5,433
United Microelectronics	875,000	410
WPG Holdings*	52,000	69

		18,401

Thailand — 0.4%
Bangchak Petroleum	350,800	314
Bangkok Bank	106,500	652
Bangkok Dusit Medical Service, Cl F*	290,000	154
Bangkok Dusit Medical Services*	960,100	508
CP ALL PLC*	294,800	425
PTT	122,300	1,215
PTT Global Chemical*	231,600	474
Sansiri*	4,897,100	308
Siam Cement	11,721	158
Thai Airways International	376,100	184
Thanachart Capital*	337,300	373

		4,765

Turkey — 0.2%
Anadolu Efes Biracilik Ve Malt
Sanayii*	45,839	556
Arcelik*	64,515	409
Emlak Konut Gayrimenkul Yatirim Ortakligi‡ *	244,205	316
Eregli Demir ve Celik Fabrikalari*	43,700	92
Ford Otomotiv Sanayi*	17,806	244
Kardemir Karabuk Demir Celik Sanayi ve Ticaret, Cl D*	279,967	303
Tupras Turkiye Petrol Rafinerileri*	5,934	145
Turk Hava Yollari*	71,465	215
Turk Traktor ve Ziraat Makineleri*	11,869	418
Turkcell Iletisim Hizmetleri ADR*	25,800	422
Turkiye Garanti Bankasi*	60,420	249

		3,369

United Arab Emirates — 0.1%
Dragon Oil	55,400	526
Dubai Islamic Bank PJSC	509,671	1,077
Emaar Properties PJSC*	3,209	8

		1,611

United Kingdom — 3.8%
Afren*	228,095	424
Anglo American ADR	12,800	172

10	Adviser Managed Trust / Annual Report / July 31, 2014

Description	Shares	Market Value ($ Thousands)

Aviva	509,581	$4,332
Balfour Beatty	155,373	624
Barclays	687,303	2,619
BG Group	110,750	2,191
British American Tobacco	55,500	3,264
BT Group, Cl A	325,400	2,134
Burberry Group	65,505	1,564
Carnival	90,389	3,276
Compass Group*	99,237	1,621
Delphi Automotive*	7,200	481
Drax Group*	4,405	52
Ensco, Cl A*	27,685	1,402
Hikma Pharmaceuticals*	18,265	555
HSBC Holdings	211,600	2,280
International Consolidated Airlines Group*	400,874	2,239
Kingfisher	630,612	3,200
Lloyds Banking Group*	2,280,833	2,859
Michael Page International	140,216	1,012
Pearson	56,019	1,079
Reckitt Benckiser Group*	45,622	4,040
Rexam*	136,603	1,155
Rio Tinto	47,986	2,748
SABMiller	56,035	3,062
Standard Chartered	92,957	1,934
Vodafone Group*	437,645	1,464
WPP*	45,124	902

		52,685

United states — 59.3%

Consumer Discretionary — 6.6%
Abercrombie & Fitch, Cl A	3,849	151
Advance Auto Parts	23,902	2,895
Amazon.com*	3,787	1,185
Apollo Education Group, Cl A*	13,351	373
Asbury Automotive Group*	2,200	149
AutoZone*	6,719	3,474
Bally Technologies*	4,150	250
Big 5 Sporting Goods	11,800	117
Biglari Holdings*	150	64
Bloomin’ Brands*	11,300	221
Bravo Brio Restaurant Group*	8,000	119
Brown Shoe	17,000	479
Brunswick	10,800	436
Buffalo Wild Wings*	4,900	712
Capella Education	4,500	288
Career Education*	61,000	312
Carmike Cinemas*	6,100	192
Carter’s	4,725	362
Cato, Cl A	2,400	74
CBS, Cl B	8,700	494
Chico’s FAS	18,780	297
Comcast, Cl A	60,830	3,259

Description	Shares	Market Value ($ Thousands)

Core-Mark Holding	17,400	$821
Cracker Barrel Old Country Store	1,600	155
Deckers Outdoor*	3,005	266
Denny’s*	21,300	146
Diamond Resorts International*	14,940	373
DIRECTV*	28,130	2,421
Discovery Communications, Cl A*	54,512	4,645
Drew Industries	10,500	473
Entravision Communications, Cl A	57,300	320
Federal-Mogul Holdings*	4,100	65
Fiesta Restaurant Group*	2,600	118
Foot Locker	42,600	2,025
Ford Motor	37,214	633
Fossil Group*	23,584	2,311
Fuel Systems Solutions*	15,800	166
Gentherm*	5,600	234
Grand Canyon Education*	4,900	211
Gray Television*	11,700	143
Groupon, Cl A*	10,575	68
Hanesbrands	6,500	635
Haverty Furniture	8,800	196
Helen of Troy*	7,000	375
Home Depot	14,672	1,186
Houghton Mifflin Harcourt*	16,070	281
Hyatt Hotels, Cl A*	6,635	390
Iconix Brand Group*	6,635	280
Jack in the Box	9,900	566
JC Penney*	7,770	73
Kohl’s	33,940	1,817
Las Vegas Sands	6,211	459
La-Z-Boy, Cl Z	2,100	44
Lear	27,985	2,635
Liberty Global, Cl A*	5,516	229
Liberty Global, Cl C*	53,666	2,146
Liberty Interactive, Cl A*	11,100	311
Liberty Ventures, Ser A*	4,450	308
LifeLock*	12,305	171
Loral Space & Communications*	8,900	643
Lowe’s	12,400	593
Lululemon Athletica*	38,825	1,494
Macy’s	62,220	3,596
Madison Square Garden, Cl A*	3,475	206
Markit*	11,600	294
Mattel	8,500	301
Matthews International, Cl A	7,515	327
McDonald’s	37,408	3,537
Michael Kors Holdings*	4,101	334
Modine Manufacturing*	53,130	732
Mohawk Industries*	10,400	1,298
Motorcar Parts of America*	7,300	163
Murphy USA*	1,267	63
NACCO Industries, Cl A	700	33
Nautilus*	7,000	70
NIKE, Cl B	7,300	563

Adviser Managed Trust / Annual Report / July 31, 2014	11

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2014

Description	Shares	Market Value ($ Thousands)

Norwegian Cruise Line Holdings*	8,525	$279
NVR*	900	1,014
Omnicom Group	6,200	434
Orbitz Worldwide*	145,895	1,291
Overstock.com*	20,700	336
PetMed Express	13,000	178
Popeyes Louisiana Kitchen*	6,400	258
Priceline Group*	618	768
PVH	2,051	226
Red Robin Gourmet Burgers*	600	39
Ross Stores*	30,715	1,978
Ruth’s Hospitality Group*	31,100	353
Sears Holdings*	4,613	176
Service International*	16,100	338
ServiceMaster Global Holdings*	16,300	286
Skechers U.S.A., Cl A*	17,900	934
Skullcandy*	30,500	206
Sonic*	8,000	165
Standard Motor Products*	5,900	213
Starbucks	80,858	6,281
Starwood Hotels & Resorts Worldwide*	5,000	384
Steiner Leisure*	3,700	148
Steven Madden*	11,765	375
Stoneridge*	15,800	173
Target*	4,667	278
Taylor Morrison Home, Cl A*	13,555	241
Tempur Sealy International*	3,119	171
Tenneco*	9,055	577
Tiffany*	4,445	434
Time*	10,174	245
Time Warner*	10,199	847
Time Warner Cable*	4,367	634
TJX*	10,700	570
Tower International*	5,900	186
Twenty-First Century Fox, Cl A*	19,880	630
Viacom, Cl B	95,940	7,931
Walt Disney	16,200	1,391
Whirlpool*	8,700	1,241
Yum! Brands*	17,453	1,211
ZAGG*	21,600	110

		91,376

Consumer Staples — 4.2%
Altria Group	50,747	2,060
Andersons	13,950	754
Avon Products	24,700	326
Bunge*	2,950	233
Chiquita Brands International*	12,600	121
Coca-Cola	34,893	1,371
Coca-Cola Enterprises	19,800	900
Colgate-Palmolive	12,400	786
Costco Wholesale	33,371	3,922
CVS Caremark	56,966	4,350

Description	Shares	Market Value ($ Thousands)

Dr Pepper Snapple Group	18,500	$1,087
Estee Lauder, Cl A	66,536	4,888
Fresh Del Monte Produce*	24,000	719
General Mills	10,639	534
Keurig Green Mountain	5,031	600
Kimberly-Clark	5,900	613
Kraft Foods Group	9,400	504
Kroger	58,651	2,873
Lancaster Colony	1,400	122
Lorillard	33,800	2,044
Mead Johnson Nutrition, Cl A	60,441	5,527
Medifast*	11,200	322
Molson Coors Brewing, Cl B	56,200	3,795
Mondelez International, Cl A	21,200	763
PepsiCo	14,100	1,242
Philip Morris International	21,483	1,762
Procter & Gamble	22,543	1,743
Sanderson Farms*	8,400	765
Sysco*	103,820	3,705
Tyson Foods, Cl A*	31,610	1,176
United Natural Foods*	1,800	106
Walgreen*	10,100	695
Wal-Mart Stores*	48,000	3,532
Whole Foods Market	124,677	4,765

		58,705

Energy — 6.0%
Abraxas Petroleum*	61,200	312
Alpha Natural Resources*	48,400	164
Anadarko Petroleum	4,291	458
Apache	4,341	446
Athlon Energy*	4,360	208
Baker Hughes	43,450	2,988
Basic Energy Services*	21,500	516
Bonanza Creek Energy*	6,100	342
Bristow Group	10,300	735
Cabot Oil & Gas	11,420	376
Callon Petroleum*	15,600	154
Cameron International*	23,010	1,632
CARBO Ceramics	3,400	423
Carrizo Oil & Gas*	13,800	847
Chesapeake Energy	35,108	926
Chevron	47,337	6,118
Cloud Peak Energy*	1,400	22
ConocoPhillips	32,923	2,716
CONSOL Energy	66,512	2,582
Delek US Holdings	3,300	96
Devon Energy	6,300	476
Diamond Offshore Drilling	5,520	258
Energy XXI Bermuda*	5,147	103
EOG Resources	6,892	754
EP Energy, Cl A*	20,025	401
Exxon Mobil	108,668	10,752
FMC Technologies*	88,652	5,390

12	Adviser Managed Trust / Annual Report / July 31, 2014

Description	Shares	Market Value ($ Thousands)

Forest Oil*	9,000	$18
GasLog*	18,500	472
Halliburton	70,930	4,893
Helix Energy Solutions Group*	3,200	81
Hess	7,600	752
Marathon Oil	54,457	2,110
Marathon Petroleum	19,700	1,645
Matador Resources*	17,200	465
Matrix Service*	17,200	462
Memorial Resource Development*	12,800	294
Murphy Oil	5,070	315
National Oilwell Varco	6,604	535
Newpark Resources*	43,700	534
Occidental Petroleum	43,137	4,215
Parker Drilling*	28,100	174
Peabody Energy	11,055	168
Penn Virginia*	25,800	336
Phillips 66	7,271	590
Pioneer Energy Services*	56,600	833
QEP Resources*	4,760	157
Renewable Energy Group*	46,300	519
REX American Resources*	4,100	346
SandRidge Energy*	32,071	191
Schlumberger*	136,065	14,748
SemGroup, Cl A*	2,600	200
Seventy Seven Energy*	907	20
SM Energy*	21,000	1,649
Southwestern Energy*	7,603	309
Stone Energy*	25,500	970
Tesco*	23,200	453
Triangle Petroleum*	26,500	286
Ultra Petroleum*	10,092	231
VAALCO Energy*	60,800	420
Valero Energy*	28,100	1,427
W&T Offshore*	8,400	113
Western Refining*	23,700	971
Westmoreland Coal*	3,600	155
Willbros Group*	46,800	542
Williams*	12,000	680
WPX Energy*	9,279	191

		83,665

Financials — 10.3%
Aflac	6,539	391
Agree Realty‡	7,800	228
Allied World Assurance Holdings*	8,700	313
Allstate	42,800	2,502
Ally Financial*	67,760	1,556
Altisource Residential‡	10,500	244
Ambac Financial Group*	14,200	322
American Campus Communities‡	5,486	214
American Equity Investment Life Holding	11,080	245
American Express	85,375	7,513

Description	Shares	Market Value ($ Thousands)

American Financial Group	10,050	$563
American International Group	74,200	3,857
American Realty Capital Properties‡	21,925	287
American Tower, Cl A‡	6,356	600
Ameriprise Financial	10,700	1,280
AMERISAFE	4,100	150
Arch Capital Group*	7,526	402
Argo Group International Holdings*	18,880	940
Arlington Asset Investment, Cl A	7,100	185
Aspen Insurance Holdings*	6,730	269
Assurant	17,350	1,099
AvalonBay Communities‡	2,343	347
BancorpSouth	5,600	117
Bank of America	120,314	1,835
Bank of New York Mellon	16,263	635
Bank of the Ozarks	5,100	157
Banner	700	28
Berkshire Hathaway, Cl B*	16,066	2,015
BGC Partners, Cl A	73,400	575
BlackRock, Cl A	2,033	620
Capital Bank Financial, Cl A*	16,600	378
Capital One Financial	44,100	3,508
Cardinal Financial	7,300	129
CareTrust‡ *	3,500	60
Cathay General Bancorp	2,500	64
CBL & Associates Properties‡	28,900	540
CBRE Group, Cl A*	45,200	1,394
Cedar Realty Trust‡	34,300	216
Charles Schwab	261,936	7,269
Chatham Lodging Trust‡	5,400	114
Chesapeake Lodging Trust‡	6,900	205
Chubb	22,000	1,908
Citigroup	167,520	8,193
CNO Financial Group	8,400	136
Cohen & Steers	8,100	336
CoreSite Realty‡	1,000	33
Cousins Properties‡	32,200	399
Credit Acceptance*	5,400	614
Crown Castle International‡	2,271	168
CubeSmart‡	15,500	282
CyrusOne‡	7,500	186
DCT Industrial Trust‡	42,800	335
DiamondRock Hospitality‡	22,300	273
Discover Financial Services	54,700	3,340
Douglas Emmett‡	9,700	276
East West Bancorp	10,565	360
Employers Holdings	5,700	121
EPR Properties‡	6,900	372
Evercore Partners, Cl A	2,700	147
Everest Re Group*	11,880	1,852
Excel Trust‡	2,900	38
Extra Space Storage‡	15,305	792
First Cash Financial Services*	1,000	56

Adviser Managed Trust / Annual Report / July 31, 2014	13

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2014

Description	Shares	Market Value ($ Thousands)

First Citizens BancShares, Cl A	1,486	$330
First Interstate BancSystem, Cl A	17,300	452
First Midwest Bancorp	41,800	677
Genworth Financial, Cl A*	125,700	1,647
Geo Group‡	9,000	310
Goldman Sachs Group	21,643	3,741
Hancock Holding	2,100	68
Hanmi Financial	11,000	232
Hartford Financial Services Group	98,690	3,371
HCI Group	12,500	499
HFF, Cl A	6,900	234
Highwoods Properties‡	8,275	348
HomeStreet	1,700	30
Horace Mann Educators	21,900	627
Hospitality Properties Trust‡	35,200	1,006
Host Hotels & Resorts‡	54,500	1,185
Huntington Bancshares	118,600	1,165
Infinity Property & Casualty	2,100	136
Inland Real Estate‡	48,100	497
Intercontinental Exchange	22,986	4,418
International Bancshares	3,300	84
Investment Technology Group*	30,600	560
Janus Capital Group	86,230	982
Jones Lang LaSalle	9,755	1,207
JPMorgan Chase	139,420	8,040
KeyCorp	161,738	2,190
Kilroy Realty‡	11,615	718
LaSalle Hotel Properties‡	24,175	841
Liberty Property Trust‡	5,861	206
Lincoln National	14,451	757
LTC Properties‡	6,900	264
Marsh & McLennan	10,300	523
McGraw Hill Financial	29,921	2,400
MetLife	9,062	477
Morgan Stanley	18,400	595
National Health Investors‡	3,600	215
NBT Bancorp	7,800	182
Nelnet, Cl A	10,900	449
Old Republic International	20,341	293
PacWest Bancorp	12,525	522
PICO Holdings*	3,800	84
Pinnacle Financial Partners	10,400	385
Piper Jaffray*	800	41
Platinum Underwriters Holdings*	19,600	1,149
PNC Financial Services Group	11,180	923
Popular*	10,062	321
Potlatch‡	7,200	297
Primerica	1,900	88
PrivateBancorp*	9,400	271
Progressive*	14,200	333
Prosperity Bancshares*	3,300	192
Prudential Financial*	6,540	569
PS Business Parks‡	8,400	693
Ramco-Gershenson Properties Trust‡ *	30,500	506
Realogy Holdings*	51,380	1,889
Regency Centers‡ *	5,000	272

Description	Shares	Market Value ($ Thousands)

RLJ Lodging Trust‡ *	35,800	$1,004
Sabra Health Care‡ *	22,000	609
Select Income‡ *	17,100	475
Senior Housing Properties Trust‡ *	8,974	205
Signature Bank*	18,810	2,152
Simon Property Group‡ *	6,552	1,102
Sovran Self Storage‡ *	14,200	1,089
Spirit Realty Capital‡ *	20,537	238
Springleaf Holdings, Cl A*	17,350	454
STAG Industrial‡ *	24,300	555
StanCorp Financial Group*	5,638	340
State Street*	8,499	599
Strategic Hotels & Resorts‡ *	56,200	641
Summit Hotel Properties‡ *	5,800	60
Sunstone Hotel Investors‡ *	4,400	62
SunTrust Banks*	11,800	449
Symetra Financial*	19,200	438
T Rowe Price Group	5,000	388
Travelers*	37,400	3,350
Two Harbors Investment‡ *	20,899	214
Umpqua Holdings*	13,900	235
United Bankshares*	13,075	419
United Community Banks*	33,500	554
United Insurance Holdings*	16,600	241
Universal Insurance Holdings*	14,900	180
Unum Group*	11,736	403
US Bancorp*	20,400	857
Ventas‡ *	10,300	654
Voya Financial*	25,070	930
Waddell & Reed Financial, Cl A*	20,400	1,077
Webster Financial*	20,300	582
Weingarten Realty Investors‡ *	8,400	276
Wells Fargo	138,134	7,031
Western Alliance Bancorp*	5,700	131
Wintrust Financial*	9,220	427

		142,495

Health Care — 8.9%
Abbott Laboratories	19,200	809
AbbVie	17,025	891
Acorda Therapeutics*	4,100	120
Addus HomeCare*	14,900	330
Affymetrix*	26,100	224
Alexion Pharmaceuticals*	3,123	497
Allergan	4,495	746
AmerisourceBergen, Cl A	31,900	2,453
Amgen	31,356	3,994
AMN Healthcare Services*	13,900	182
Anacor Pharmaceuticals*	4,700	78
ANI Pharmaceuticals*	4,500	115
Anika Therapeutics*	9,400	395
Aratana Therapeutics*	11,300	130
Arrowhead Research*	21,200	268
Baxter International	9,975	745

14	Adviser Managed Trust / Annual Report / July 31, 2014

Description	Shares	Market Value ($ Thousands)

BioCryst Pharmaceuticals*	21,600	$270
BioDelivery Sciences International*	4,900	62
Biogen Idec*	6,600	2,207
Bristol-Myers Squibb	82,220	4,162
Brookdale Senior Living, Cl A*	12,095	419
Cambrex*	30,000	632
Cantel Medical	7,850	263
Cardinal Health	32,400	2,321
Cardiovascular Systems*	5,900	159
CareFusion*	16,045	703
Celgene*	19,778	1,724
Celldex Therapeutics*	17,200	225
Cigna	17,500	1,576
CONMED	15,000	585
Covance*	38,492	3,230
Covidien*	7,500	649
DaVita HealthCare Partners*	61,691	4,346
Depomed*	85,100	847
DexCom*	20,000	754
Eli Lilly	7,953	486
Emergent Biosolutions*	21,600	475
Enanta Pharmaceuticals*	6,500	244
Endocyte*	10,300	68
Ensign Group	3,500	115
Express Scripts Holding*	131,757	9,177
Five Star Quality Care*	28,200	129
Gentiva Health Services*	4,400	80
Gilead Sciences*	80,869	7,404
Globus Medical, Cl A*	27,500	613
Greatbatch*	12,100	599
HealthSouth	24,900	954
Humana	10,000	1,177
ICU Medical*	6,800	396
Idera Pharmaceuticals*	47,900	121
Impax Laboratories*	13,500	316
Intercept Pharmaceuticals*	794	185
InterMune*	7,500	329
Intrexon*	5,800	128
Intuitive Surgical*	12,191	5,578
Invacare	7,700	115
Johnson & Johnson	59,068	5,912
Kindred Healthcare	12,900	308
Lannett*	11,700	393
LifePoint Hospitals*	5,324	382
Magellan Health*	10,741	619
McKesson	28,930	5,551
Medtronic	12,750	787
Merck	53,034	3,009
Momenta Pharmaceuticals*	27,200	289
MWI Veterinary Supply*	200	28
Mylan*	36,590	1,806
Natus Medical*	8,400	242
Nektar Therapeutics*	20,400	215
NPS Pharmaceuticals*	19,000	531

Description	Shares	Market Value ($ Thousands)

NxStage Medical*	3,500	$47
Omnicare	29,128	1,821
OraSure Technologies*	17,000	140
Orthofix International*	7,300	241
Pacific Biosciences of California*	10,900	50
Pacira Pharmaceuticals*	9,100	837
Pernix Therapeutics Holdings*	15,200	114
Pfizer	317,430	9,110
PharMerica*	29,500	796
Phibro Animal Health, Cl A	18,745	355
POZEN	5,900	43
Providence Service*	5,800	230
PTC Therapeutics*	8,300	219
Puma Biotechnology*	5,100	1,131
Quintiles Transnational Holdings*	44,700	2,455
RadNet*	24,200	124
Regeneron Pharmaceuticals*	1,300	411
Repligen*	43,800	918
Rigel Pharmaceuticals*	69,600	228
Select Medical Holdings*	37,500	583
Sirona Dental Systems*	6,177	495
St. Jude Medical*	5,689	371
STERIS*	1,500	76
Supernus Pharmaceuticals*	14,500	126
SurModics*	3,900	74
Symmetry Medical*	6,400	56
Synageva BioPharma*	1,000	68
Teleflex*	3,100	334
Thermo Fisher Scientific*	28,270	3,435
United Therapeutics*	4,600	418
UnitedHealth Group	60,190	4,878
Vertex Pharmaceuticals*	11,815	1,050
WellCare Health Plans*	10,300	643
WellPoint*	17,621	1,935
Zoetis, Cl A*	116,766	3,843

		123,527

Industrials — 6.7%
3M*	6,140	865
AAON	15,000	294
ACCO Brands*	46,770	310
Actuant, Cl A	13,980	451
Advanced Drainage Systems*	18,000	280
AECOM Technology*	9,333	317
Aerovironment*	12,700	400
Air Lease, Cl A	7,810	269
Aircastle*	18,900	339
Alaska Air Group	20,850	917
Albany International, Cl A	7,900	283
Alliant Techsystems	12,023	1,562
Altra Industrial Motion	8,150	256
American Airlines Group	61,640	2,395
American Science & Engineering	2,400	151
American Woodmark*	8,000	235

Adviser Managed Trust / Annual Report / July 31, 2014	15

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2014

Description	Shares	Market Value ($ Thousands)

Applied Industrial Technologies	5,800	$281
ArcBest	11,500	365
Argan	4,900	166
Astronics*	1,100	64
Astronics, Cl B*	660	38
Avis Budget Group*	6,900	388
Barrett Business Services	9,300	531
BE Aerospace*	2,780	237
Boeing	11,598	1,397
Builders FirstSource*	7,400	44
Caterpillar	16,414	1,654
CIRCOR International	10,100	726
Civeo	4,800	122
Covanta Holding	9,534	195
Cummins	3,200	446
Curtiss-Wright	5,900	375
Danaher	74,829	5,528
Deere	3,706	315
Delta Air Lines	41,152	1,542
Deluxe	4,000	220
Dycom Industries*	6,500	183
Echo Global Logistics*	17,085	376
EMCOR Group	11,055	452
Emerson Electric	8,677	552
Engility Holdings*	12,000	415
Equifax	4,800	365
Esterline Technologies*	2,900	315
Exelis	54,055	910
Exponent	4,000	284
Fastenal	81,570	3,618
FedEx	18,694	2,746
Fluor	50,072	3,649
G&K Services, Cl A	8,200	394
General Electric	136,632	3,436
Gibraltar Industries*	10,900	160
H&E Equipment Services	11,600	420
Honeywell International	55,721	5,117
Huntington Ingalls Industries	13,710	1,247
Huron Consulting Group*	5,200	314
Hyster-Yale Materials Handling, Cl A	9,600	769
ICF International*	3,300	114
Illinois Tool Works	6,600	544
Insperity	1,100	35
Jacobs Engineering Group*	5,746	292
JetBlue Airways*	8,900	95
John Bean Technologies	8,000	208
Joy Global	39,070	2,315
Kennametal	5,965	252
Korn*	15,300	450
Kratos Defense & Security Solutions*	10,900	80
L-3 Communications Holdings, Cl 3	11,600	1,218
Lennox International	4,200	358
Lockheed Martin	14,581	2,435

Description	Shares	Market Value ($ Thousands)

Manpowergroup	5,258	$410
Marten Transport	6,500	132
Masco	11,007	229
Moog, Cl A*	9,800	647
MYR Group*	7,900	196
Navigant Consulting*	17,700	289
NN	2,500	73
Norfolk Southern	5,800	590
Northrop Grumman	23,503	2,897
NOW*	1,651	53
Orbital Sciences*	4,500	116
Oshkosh	14,602	675
PACCAR	7,225	450
Patrick Industries*	2,900	121
Performant Financial*	25,200	242
PGT*	53,300	494
Plug Power*	57,300	311
Polypore International*	5,775	249
PowerSecure International*	22,300	219
Precision Castparts	1,737	397
Quality Distribution*	10,400	139
Quanta Services*	8,895	298
Raytheon*	5,157	468
RPX*	2,500	39
RR Donnelley & Sons	17,595	305
Safe Bulkers*	12,600	92
Saia*	13,950	637
SolarCity*	2,892	207
Southwest Airlines*	27,400	775
Standex International*	5,400	356
Stanley Black & Decker*	3,701	324
Stericycle*	39,718	4,673
Taser International*	46,500	561
Toro*	9,965	591
TriMas*	12,030	381
Trinity Industries*	9,600	419
TrueBlue*	16,800	453
Tutor Perini*	13,600	370
Tyco International*	96,840	4,179
UniFirst*	2,200	214
Union Pacific*	16,582	1,630
United Continental Holdings*	8,692	403
United Parcel Service, Cl B*	7,059	685
United Rentals*	9,200	974
United Technologies	54,096	5,688
Waste Management*	9,800	440
Woodward*	8,115	405
Xylem*	9,566	338
YRC Worldwide*	1,300	34

		92,944

Information Technology — 12.2%
Adobe Systems*	8,729	603
Advanced Energy Industries*	13,100	220

16	Adviser Managed Trust / Annual Report / July 31, 2014

Description	Shares	Market Value ($ Thousands)

Alliance Data Systems*	1,800	$472
Alliance Fiber Optic Products	14,000	187
Amdocs*	15,790	716
Amkor Technology*	58,100	514
Amphenol, Cl A	51,641	4,966
Anixter International	6,300	542
ANSYS*	34,928	2,687
Apple	230,935	22,070
Arrow Electronics*	20,034	1,161
Aspen Technology*	13,100	569
Automatic Data Processing	7,833	637
Avnet	8,700	368
Belden	6,700	455
Benchmark Electronics*	22,400	541
Blackhawk Network Holdings, Cl A*	15,015	426
Brightcove*	30,800	183
BroadSoft*	12,680	309
Cabot Microelectronics*	7,700	309
CalAmp*	1,200	20
Calix*	40,100	373
Checkpoint Systems*	6,600	81
Cisco Systems	182,471	4,604
Clearfield*	5,400	70
Cognex*	4,700	193
Cognizant Technology Solutions, Cl A*	56,640	2,778
Computer Sciences	8,000	499
comScore*	17,500	633
Comverse*	9,400	241
Constant Contact*	14,300	445
Convergys	16,850	327
Corning	21,861	430
Demandware*	600	36
Digital River*	10,900	156
Diodes*	2,200	56
eBay*	3,407	180
Electronic Arts*	11,027	371
EMC	225,701	6,613
Emulex*	33,800	199
Entropic Communications*	24,200	68
Envestnet*	4,900	214
EPAM Systems*	9,900	383
Equinix*	1,434	308
Euronet Worldwide*	6,300	315
ExlService Holdings*	9,000	252
Extreme Networks*	48,500	228
Fabrinet*	17,800	331
Facebook, Cl A*	6,771	492
FARO Technologies*	7,800	395
FEI	800	61
FireEye*	5,274	187
FLIR Systems	8,980	299
FormFactor*	30,100	203
Forrester Research	2,200	85

Description	Shares	Market Value ($ Thousands)

Genpact*	180,002	$3,168
Global Cash Access Holdings*	28,400	238
Google, Cl A*	12,205	7,073
Google, Cl C*	12,205	6,976
Harmonic*	80,300	482
Hewlett-Packard	30,393	1,082
Hutchinson Technology*	30,300	67
iGATE*	9,000	321
Immersion*	28,700	392
Informatica*	10,605	336
Ingram Micro, Cl A*	55,771	1,601
Insight Enterprises*	22,400	588
Integrated Device Technology*	45,900	659
Intel	314,024	10,642
InterDigital	5,245	231
International Business Machines	4,339	832
International Rectifier*	6,100	152
Intuit	5,114	419
j2 Global	8,830	432
Juniper Networks	8,619	203
KLA-Tencor	2,457	176
Lam Research	7,500	525
Lattice Semiconductor*	80,400	550
Lexmark International, Cl A	1,610	77
Littelfuse	3,485	303
LivePerson*	6,400	75
Manhattan Associates*	28,100	825
Marvell Technology Group*	64,460	860
MasterCard, Cl A	94,951	7,041
Maxwell Technologies*	2,600	28
Mentor Graphics	2,300	45
Methode Electronics	36,100	1,154
Micron Technology*	16,545	505
Microsemi*	10,200	245
Microsoft	206,721	8,922
Monotype Imaging Holdings	25,900	774
Monster Worldwide*	21,900	142
Motorola Solutions	6,019	383
National Instruments	80,243	2,555
NetApp	7,708	299
NetScout Systems*	4,100	174
NetSuite*	809	68
NeuStar, Cl A*	1,835	51
Newport*	4,500	78
NIC	10,100	170
NVIDIA	20,159	353
OmniVision Technologies*	39,000	874
ON Semiconductor*	29,132	249
Oracle	24,787	1,001
Palo Alto Networks*	4,212	341
PDF Solutions*	6,700	128
Pegasystems	3,200	68
PMC-Sierra*	37,080	250
Polycom*	12,779	164

Adviser Managed Trust / Annual Report / July 31, 2014	17

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2014

Description	Shares	Market Value ($ Thousands)

QLogic*	13,000	$118
QUALCOMM*	116,242	8,567
Red Hat*	41,200	2,395
RF Micro Devices*	84,500	943
Rogers*	4,600	264
Rovi*	17,437	408
salesforce.com*	84,953	4,609
SanDisk*	4,300	394
Sanmina*	8,900	207
Sapient*	22,000	325
ScanSource*	9,100	326
ServiceNow*	4,657	274
ShoreTel*	12,800	79
Silicon Graphics International*	4,500	43
Silicon Image*	80,700	403
Sonus Networks*	155,900	550
Spansion, Cl A*	2,800	53
Stamps.com*	15,200	481
Super Micro Computer*	7,600	199
Sykes Enterprises*	7,500	155
Symantec*	13,867	328
Synaptics*	4,500	325
SYNNEX*	1,500	97
Take-Two Interactive Software*	10,600	237
Tech Data*	3,269	205
TeleTech Holdings*	1,800	50
Texas Instruments*	58,504	2,706
TIBCO Software*	12,605	243
TiVo*	1,300	18
Twitter*	8,564	387
Tyler Technologies*	700	64
Ubiquiti Networks*	2,800	107
Ultra Clean Holdings*	7,000	61
Unisys*	4,300	92
United Online*	14,085	151
Verint Systems*	5,000	235
Virtusa*	12,800	400
Visa, Cl A*	46,534	9,819
Web.com Group*	7,670	204
Western Digital*	22,753	2,271
WEX*	1,300	140
Xcerra*	5,900	55
Xerox*	216,010	2,864
Xilinx*	3,635	150
Yahoo!*	39,996	1,432
Zynga, Cl A*	62,452	182

		169,024

Materials — 2.2%
A Schulman*	7,300	290
Advanced Emissions Solutions*	14,300	306
AEP Industries*	600	24
AK Steel Holding*	48,600	442
Alcoa	26,700	438

Description	Shares	Market Value ($ Thousands)

AptarGroup	4,578	$280
Axiall	1,400	60
Berry Plastics Group*	27,100	658
Calgon Carbon*	11,700	248
Carpenter Technology	4,715	255
Celanese, Cl A	4,588	267
CF Industries Holdings	4,200	1,051
Commercial Metals	31,400	541
Domtar	18,260	656
Dow Chemical	14,387	735
E.I. du Pont de Nemours	10,056	647
Eastman Chemical	33,025	2,602
Ecolab	49,427	5,364
Ferro*	60,500	759
Freeport-McMoRan	9,300	346
FutureFuel	11,600	183
Globe Specialty Metals	20,200	384
Graphic Packaging Holding*	28,100	337
Huntsman	51,100	1,331
Innospec	3,900	157
KapStone Paper and Packaging*	39,970	1,189
Koppers Holdings	8,275	298
Kraton Performance Polymers*	12,200	251
Materion	10,700	346
Monsanto	40,192	4,545
Myers Industries	7,200	133
Nucor	7,292	366
Owens-Illinois*	9,275	289
Packaging Corp of America	6,100	404
PPG Industries	2,700	536
Praxair	3,796	486
Quaker Chemical*	2,800	198
Reliance Steel & Aluminum*	3,700	253
Rock-Tenn, Cl A*	3,388	337
Schweitzer-Mauduit International*	10,135	414
Senomyx*	15,700	111
Sensient Technologies*	6,600	347
Taminco*	20,080	420
United States Steel*	32,500	1,088
US Silica Holdings*	14,600	821
Valspar*	4,000	300
Worthington Industries*	17,900	685

		32,178

Telecommunication Services — 0.6%
AT&T	167,004	5,944
CenturyLink	19,500	765
Globalstar*	27,500	109
IDT, Cl B	8,500	133
Inteliquent	5,700	60
Intelsat*	2,600	48
Level 3 Communications*	8,404	370
Verizon Communications*	32,262	1,627
Windstream Holdings*	30,818	353

		9,409

18	Adviser Managed Trust / Annual Report / July 31, 2014

Description	Shares/ Number of Warrants	Market Value ($ Thousands)

Utilities — 1.6%
AES	171,672	$2,508
American Electric Power	34,200	1,778
American States Water	17,800	544
Aqua America	11,250	268
Avista	800	25
California Water Service Group	22,300	508
Calpine*	50,600	1,115
Cleco	11,000	613
CMS Energy	24,055	696
Dominion Resources	8,900	602
Duke Energy	8,933	644
Dynegy, Cl A*	10,200	271
Edison International	42,900	2,351
Empire District Electric	16,000	392
Entergy	29,800	2,170
Great Plains Energy	11,000	273
Hawaiian Electric Industries	8,623	204
New Jersey Resources	13,300	679
NextEra Energy	6,600	620
Northeast Utilities	6,640	292
NorthWestern	600	28
Otter Tail	12,800	358
Pattern Energy Group, Cl A	8,955	278
Pepco Holdings	8,546	229
PNM Resources	2,500	64
PPL	10,781	356
Public Service Enterprise Group*	40,400	1,421
Southern*	3,439	149
Southwest Gas*	2,700	134
UGI*	6,900	335
Westar Energy, Cl A*	8,000	288

		20,193

		823,516

Total Common Stock (Cost $1,102,279) ($ Thousands)		1,275,944

WARRANTS — 0.3%

United States — 0.3%
Bank of Baroda, Expires 2016*	36,555	524
Cummins India, Expires 2018*	57,675	592
Dabur India, Expires 2018*	136,055	460
Glenmark Pharmaceuticals, Expires 2018*	35,220	383
ITC, Expires 2018*	56,305	332
Jubilant Foodworks, Expires 2017*	10,700	222
Power Grid Corp of India, Expires 2018*	253,225	554

Description		Number of Warrants/Shares/Face Amount ($ Thousands) (1)	Market Value ($ Thousands)

Tata Global Beverages, Expires 2018*		163,785	$413
Yes Bank, Expires 2018*		64,350	572

Total Warrants (Cost $3,479) ($ Thousands)			4,052

EXCHANGE TRADED FUNDS — 0.3%
iShares MSCI India		18,600	554
SPDR S&P 500 Trust*		752	145
WisdomTree India Earnings Fund*		145,300	3,185

Total Exchange Traded Funds (Cost $3,043) ($ Thousands)			3,884

PREFERRED STOCK — 0.1%

Brazil — 0.1%
Banco do Estado do Rio Grande do Sul*		71,600	367
Cia Energetica de Sao Paulo*		42,300	538
Cia Paranaense de Energia		25,400	394
Itausa - Investimentos Itau		49,000	205

			1,504

South Korea — 0.0%
LG Chemical		1,736	338

Total Preferred Stock (Cost $1,711) ($ Thousands)			1,842

CASH EQUIVALENT — 5.1%
SEI Daily Income Trust Prime Obligation Fund, Cl A 0.010% † **		70,515,995	70,516

Total Cash Equivalent (Cost $70,516) ($ Thousands)			70,516

TIME DEPOSITS — 2.2%
Brown Brothers Harriman
4.750%	ZAR	2,763	258
1.532%	AUD	3	2
0.080%	GBP	31	52
0.030%		30,724	30,724
0.005%	HKD	461	60
0.001%	CHF	115	127
0.000%	EUR	49	65

Total Time Deposits (Cost $31,288) ($ Thousands)			31,288

Adviser Managed Trust / Annual Report / July 31, 2014	19

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Concluded)

July 31, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.3%
United States Treasury Bills
0.040%, 03/05/15 (C) (D)	$3,716	$3,715

Total U.S. Treasury Obligation (Cost $3,715) ($ Thousands)		3,715

Total Investments — 100.2% (Cost $1,216,031) ($ Thousands)		$1,391,241

The open futures contracts held by the Fund at July 31, 2014, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index EMINI	755	Sep-2014	$(736)

For the year ended July 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $1,388,377 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of July 31, 2014.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(1)	In U.S. Dollars unless otherwise indicated. (A) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of July 31, 2014 was $198 ($ Thousands) and represented 0.0% of Net Assets.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	All or a portion of this security has been pledged as collateral for open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

AUD — Australian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

Ser — Series

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

ZAR — South African Rand

The following is a list of the inputs used as of July 31, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 #	Total
Common Stock	$1,275,746	$—	$198	$1,275,944
Warrants	4,052	—	—	4,052
Exchange Traded Funds	3,884	—	—	3,884
Preferred Stock	1,842	—	—	1,842
Cash Equivalent	70,516	—	—	70,516
Time Deposits	—	31,288	—	31,288
U.S. Treasury Obligation	—	3,715	—	3,715

Total Investments in Securities	$1,356,040	$35,003	$198	$1,391,241

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts - depreciation*	$(736)	$—	$—	$(736)

Total Other Financial Instruments	$(736)	$—	$—	$(736)

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

#	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and /or end of the period in relation to net assets.

For the year ended July 31, 2014, there was a transfer between Level 1 and Level 3 assets and liabilities due to a trading halt in a security held by the Fund. All transfers, if any, are recognized by the Fund at the end of the period.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20	Adviser Managed Trust / Annual Report / July 31, 2014

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund

July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 33.5%

Agency Mortgage-Backed Obligations — 24.4%
FHLMC
4.500%, 07/01/41	$	1,783	$1,938
4.000%, 12/01/40 to 03/01/41		5,111	5,397
FHLMC Multifamily Structured Pass-Through Certificates, Cl A2
4.317%, 11/25/19		755	832
4.224%, 03/25/20		760	836
4.186%, 08/25/19		760	832
FNMA
6.084%, 08/01/16		581	627
6.000%, 09/01/24 to 09/01/40		3,906	4,331
4.500%, 12/01/40 to 12/01/41		3,995	4,345
3.500%, 09/01/33 to 06/01/43		3,506	3,599
3.000%, 08/01/33		920	931
2.630%, 09/01/17		5,304	5,501
2.500%, 02/01/43 to 03/01/43		386	364
FNMA, Ser 2011-M3, Cl A1
2.072%, 07/25/21		918	934
FNMA, Ser 2014-M6, Cl FA
0.442%, 12/25/17 (A)		933	935
FNMA TBA
4.500%, 09/01/33 to 10/15/33		18,140	19,510
4.000%, 08/15/43		6,505	6,839
3.500%, 08/01/26 to 08/01/40		24,650	25,129
3.000%, 08/25/26 to 08/01/42		7,250	7,146
2.500%, 08/25/27 to 08/01/43		1,975	1,948
GNMA
6.500%, 10/15/16 to 02/15/39		580	655
6.000%, 08/15/24 to 05/20/38		162	179
5.500%, 01/15/33 to 05/15/38		518	577
5.000%, 08/15/33 to 09/15/39		2,892	3,190
4.000%, 01/15/42		1,573	1,669
GNMA, Ser 2011-96, Cl AC
2.543%, 09/16/44		700	709
GNMA TBA
4.000%, 08/01/42		5,155	5,461
3.000%, 08/15/42		465	466

			104,880

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligations — 9.1%
Banc of America Commercial Mortgage, Ser 2006-2, Cl A4
5.755%, 02/10/51 (A)	$	379	$420
5.731%, 05/10/45 (A)		240	256
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-1, Cl A4
5.171%, 11/10/42 (A)		681	683
Bayview Commercial Asset Trust, Ser 2005-4A, Cl A1
0.455%, 01/25/36 (A) (B)		470	425
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/36 (B)		180	177
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4
5.540%, 09/11/41		433	463
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.707%, 06/11/40 (A)		148	164
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl A4
5.694%, 06/11/50 (A)		230	254
Bear Stearns Commercial Mortgage Securities, Ser 2007-T26, Cl A4
5.471%, 01/12/45 (A)		231	253
Bear Stearns Commercial Mortgage Securities, Ser 2007-T28, Cl A3
5.793%, 09/11/42		369	369
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl A4
5.226%, 07/15/44 (A)		382	395
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl A4
5.300%, 01/15/46 (A)		290	304
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl A4
5.322%, 12/11/49		510	551
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A4
4.371%, 09/10/46 (A)		370	402
Citigroup Commercial Mortgage Trust, Ser 2013-GC17, Cl A4
4.131%, 11/10/46		475	506
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl A4
4.023%, 03/10/47		505	533
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl A5
3.855%, 05/10/47		510	530
Citigroup Commercial Mortgage Trust, Ser 2014-GC23, Cl A4
3.622%, 07/10/47		190	196

Adviser Managed Trust / Annual Report / July 31, 2014	21

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/46	$	480	$508
COMM Mortgage Trust, Ser 2014-CR15, Cl A4
4.074%, 02/10/47 (A)		480	508
COMM Mortgage Trust, Ser 2014-CR17, Cl A5
3.977%, 05/10/47		550	577
COMM Mortgage Trust, Ser 2014-CR18, Cl A5
3.828%, 07/15/47		415	429
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/47		480	503
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.012%, 12/10/49 (A)		465	509
Commercial Mortgage Pass-Through Certificates, Ser 2006-C4, Cl A3
5.467%, 09/15/39		143	153
Commercial Mortgage Pass-Through Certificates, Ser 2006-C7, Cl A4
5.752%, 06/10/46 (A)		434	463
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/31 (B)		530	535
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR16, Cl A4
4.051%, 04/10/47		290	306
Commercial Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/30 (B)		230	249
Commercial Mortgage Trust, Ser 2013-CR8, Cl A5
3.612%, 06/10/46 (A)		260	267
Commercial Mortgage Trust, Ser 2013-CR9, Cl A4
4.236%, 07/10/45 (A)		380	410
Commercial Mortgage Trust, Ser 2013-LC6, Cl A4
2.941%, 01/10/46		180	177
Credit Suisse First Boston Mortgage Securities, Ser 2005-C3, Cl AJ
4.771%, 07/15/37		165	169
GE Capital Commercial Mortgage, Ser 2005-C1, Cl A3
4.578%, 06/10/48		246	246

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

GE Commercial Mortgage Trust, Ser 2007-C1, Cl AAB
5.477%, 12/10/49	$	381	$392
GRACE Mortgage Trust, Ser 2014-GRCE, Cl A
3.369%, 06/10/28 (B)		370	380
GS Mortgage Securities II, Ser 2014-GC20, Cl A5
3.998%, 04/10/47		460	484
GS Mortgage Securities Trust, Ser 2006-GG6, Cl A4
5.553%, 04/10/38 (A)		305	320
GS Mortgage Securities Trust, Ser 2012-ALOH, Cl A
3.551%, 04/10/34 (B)		310	319
GS Mortgage Securities Trust, Ser 2012-SHOP, Cl A
2.933%, 06/05/31 (B)		330	339
GS Mortgage Securities Trust, Ser 2013-GC14, Cl A5
4.243%, 08/10/46		185	199
GS Mortgage Securities Trust, Ser 2014-GC22, Cl A5
3.862%, 06/10/47		395	411
Hilton USA Trust, Ser 2013-HLT, Cl AFX
2.662%, 11/05/30 (B)		565	568
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl A4
4.199%, 01/15/47		30	32
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl A4
3.997%, 04/15/47		490	515
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/47		460	474
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-HSBC, Cl A
3.093%, 07/05/32 (B)		200	201
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A5
2.840%, 12/15/47		180	176
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-WLDN, Cl A
3.905%, 05/05/30 (B)		170	176
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3
5.336%, 05/15/47		595	642

22	Adviser Managed Trust / Annual Report / July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl A4
5.703%, 02/12/49 (A)	$	350	$383
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB20, Cl ASB
5.688%, 02/12/51		458	483
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A1
2.749%, 11/15/43 (B)		753	770
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A3
4.388%, 02/15/46 (B)		550	597
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/46 (B)		895	964
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/47		295	305
LB-UBS Commercial Mortgage Trust, Ser 2007-C2, Cl A3
5.430%, 02/15/40		152	165
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/40 (A)		335	357
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl A1A
4.475%, 10/15/29		649	651
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl A3A
4.949%, 07/12/38 (A)		690	691
Merrill Lynch Mortgage Trust, Ser 2006-C1, Cl A4
5.673%, 05/12/39 (A)		315	335
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl A1A
5.166%, 12/12/49		836	898
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/48		425	457
ML-CFC Commercial Mortgage Trust, Ser 2007-7, Cl A4
5.743%, 06/12/50 (A)		280	307

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl A4
5.700%, 09/12/49	$	265	$292
Morgan Stanley Capital I, Ser 2007-IQ16, Cl A4
5.809%, 12/12/49		235	260
Morgan Stanley Capital I Trust, Ser 2005-T17, Cl A5
4.780%, 12/13/41		935	941
Morgan Stanley Capital I Trust, Ser 2006-IQ12, Cl A4
5.332%, 12/15/43		477	511
Morgan Stanley Capital I Trust, Ser 2006-T23, Cl A3
5.805%, 08/12/41 (A)		720	720
Morgan Stanley Capital I Trust, Ser 2007-IQ14, Cl A4
5.692%, 04/15/49 (A)		250	274
Morgan Stanley Capital I Trust, Ser 2007-T25, Cl A3
5.514%, 11/12/49 (A)		965	1,050
Morgan Stanley Capital I Trust, Ser 2007-T27, Cl A4
5.654%, 06/11/42 (A)		82	91
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl A4
5.033%, 09/15/47 (A) (B)		400	451
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A1
1.480%, 06/15/44 (B)		502	503
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A2
3.224%, 07/15/49		797	828
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/49		155	167
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A2
2.111%, 03/15/45		915	933
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl A1
1.600%, 10/29/20		373	375
OBP Depositor Trust LLC, Ser 2010-OBP, Cl A
4.646%, 07/15/45 (B)		155	171
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl A3
3.400%, 05/10/45		335	342
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A1
0.673%, 12/10/45		634	632

Adviser Managed Trust / Annual Report / July 31, 2014	23

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/46	$	510	$508
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A7
5.118%, 07/15/42 (A)		920	947
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A4
5.418%, 01/15/45 (A)		186	194
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC16, Cl A5
3.817%, 08/15/50		400	413
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl A4
4.869%, 02/15/44 (A) (B)		235	262
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A1
1.988%, 03/15/44 (B)		343	345
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%, 06/15/46		140	141
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A4
4.153%, 08/15/46 (A)		305	325
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl A5
4.101%, 03/15/47		475	504
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A5
3.995%, 05/15/47		475	498
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl A5
3.678%, 08/15/47		310	319
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, Cl A5
4.045%, 03/15/47		345	364

			39,242

Total Mortgage-Backed Securities (Cost $142,900) ($ Thousands)			144,122

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 18.7%

Consumer Discretionary — 1.7%
Anheuser-Busch InBev Finance
3.700%, 02/01/24	$	500	$512
Arcelik
5.000%, 04/03/23 (B)		230	223
AutoZone
3.700%, 04/15/22		580	593
CBS
5.500%, 05/15/33		175	194
Cox Communications
6.950%, 06/01/38 (B)		225	277
3.250%, 12/15/22 (B)		530	518
2.950%, 06/30/23 (B)		110	104
Daimler Finance North America
1.375%, 08/01/17 (B)		490	489
DIRECTV Holdings
1.750%, 01/15/18		200	199
ERAC USA Finance
2.350%, 10/15/19 (B)		290	288
Ford Motor
4.750%, 01/15/43		125	126
General Motors Financial
4.750%, 08/15/17		450	473
3.500%, 07/10/19		420	418
Glencore Funding
1.700%, 05/27/16 (B)		195	196
NBCUniversal Enterprise
1.974%, 04/15/19 (B)		245	243
Nissan Motor Acceptance
0.934%, 09/26/16 (A) (B)		1,000	1,006
Time Warner
6.200%, 03/15/40		275	323
2.100%, 06/01/19		350	346
Time Warner Cable
5.875%, 11/15/40		200	233
5.850%, 05/01/17		145	162
4.000%, 09/01/21		300	318

			7,241

Consumer Staples — 0.3%
Altria Group
9.700%, 11/10/18		106	137
Grupo Bimbo
4.875%, 06/27/44 (B)		525	511
Mondelez International
4.000%, 02/01/24		260	270
Wal-Mart Stores
4.300%, 04/22/44		225	226

			1,144

24	Adviser Managed Trust / Annual Report / July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Energy — 1.1%
Anadarko Petroleum
6.375%, 09/15/17	$	425	$485
Arch Coal
8.000%, 01/15/19 (B)		240	232
Cenovus Energy
5.200%, 09/15/43		275	298
CNPC General Capital
1.950%, 04/16/18 (B)		280	275
Encana
6.500%, 08/15/34		225	279
Energy Transfer Partners
5.950%, 10/01/43		425	472
3.600%, 02/01/23		310	306
3.257%, 11/01/66 (A)		500	465
Kinder Morgan Energy Partners
5.500%, 03/01/44		295	305
Newfield Exploration
5.625%, 07/01/24		545	589
Petrobras Global Finance
6.250%, 03/17/24		150	158
Petroleos Mexicanos
6.500%, 06/02/41		60	70
5.750%, 03/01/18		100	111
Sabine Pass LP
7.500%, 11/30/16 (B)		145	155
Williams Partners
4.300%, 03/04/24		260	269
3.900%, 01/15/25		365	365

			4,834

Financials — 10.9%
Alexandria Real Estate Equities‡
4.600%, 04/01/22		350	368
American International Group
6.400%, 12/15/20		135	162
4.500%, 07/16/44		295	292
Banco Bilbao Vizcaya Argentaria
9.000%, 05/29/49 (A)		200	220
7.000%, 12/29/49 (A)		200	283
Banco Santander
6.250%, 03/12/49 (A)		400	552
Bank of America
7.750%, 05/14/38		275	375
7.625%, 06/01/19		500	612
6.110%, 01/29/37		150	174
6.050%, 05/16/16		525	568
5.875%, 01/05/21		3,000	3,467
4.100%, 07/24/23		415	426
4.000%, 04/01/24		285	289
Bank of Ireland MTN
10.000%, 07/30/16		125	183
Bank of Tokyo-Mitsubishi
2.300%, 03/10/19 (B)		250	251

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Barclays PLC MTN
8.250%, 12/31/99 (A)	$	200	$212
8.000%, 12/15/49 (A)		200	289
6.050%, 12/04/17 (B)		470	529
BBVA Bancomer
6.750%, 09/30/22 (B)		2,000	2,270
Bear Stearns
7.250%, 02/01/18		195	230
BPCE
5.150%, 07/21/24 (B)		420	437
2.500%, 12/10/18		320	322
0.840%, 06/23/17 (A)		300	300
Capital One Financial
1.000%, 11/06/15		375	376
Citigroup
8.500%, 05/22/19		430	544
6.675%, 09/13/43		90	111
6.125%, 08/25/36		200	230
5.375%, 08/09/20		800	911
5.300%, 05/06/44		300	311
4.500%, 01/14/22		793	854
2.550%, 04/08/19		390	392
1.700%, 07/25/16		225	227
Credit Agricole
6.500%, 12/23/49 (A)		150	209
Credit Suisse
5.750%, 09/18/25 (A)		100	149
Credit Suisse Group
6.250%, 12/29/49 (A) (B)		275	274
Credit Suisse Group Guernsey
7.875%, 02/24/41 (A)		100	107
Credit Suisse NY
0.547%, 08/24/15 (A)		750	750
0.474%, 04/10/15 (A)		400	400
Duke Realty‡
3.875%, 10/15/22		150	152
EDC Finance
4.875%, 04/17/20 (B)		250	227
Goldman Sachs Group MTN
6.750%, 10/01/37		425	506
6.000%, 06/15/20		1,500	1,737
5.750%, 01/24/22		325	373
4.800%, 07/08/44		100	100
4.000%, 03/03/24		360	364
3.850%, 07/08/24		625	621
HCP‡
5.375%, 02/01/21		200	226
2.625%, 02/01/20		1,200	1,191
Health Care‡
6.500%, 03/15/41		320	404
4.950%, 01/15/21		145	160
4.500%, 01/15/24		500	521
Healthcare Realty Trust‡
5.750%, 01/15/21		1,000	1,130

Adviser Managed Trust / Annual Report / July 31, 2014	25

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

HSBC Holdings
4.250%, 03/14/24	$	425	$433
HSBC Holdings PLC
6.500%, 09/15/37		225	279
International Lease Finance
7.125%, 09/01/18 (B)		750	859
JPMorgan Chase
5.625%, 08/16/43		440	499
5.125%, 09/15/14		525	528
4.625%, 05/10/21		150	164
4.350%, 08/15/21		100	108
4.250%, 10/15/20		1,500	1,609
3.625%, 05/13/24		425	425
KBC Groep
5.625%, 12/19/49 (A)		100	133
Kimco Realty‡
3.200%, 05/01/21		370	369
Liberty Property‡
3.375%, 06/15/23		95	92
Lloyds Banking Group
7.000%, 12/29/49 (A)		200	344
6.375%, 06/27/49 (A)		240	343
Macquarie Bank MTN
6.625%, 04/07/21 (B)		750	862
MetLife
4.368%, 09/15/23		285	305
Mizuho Bank
3.750%, 04/16/24 (B)		305	312
Morgan Stanley
6.250%, 08/28/17		375	424
5.750%, 10/18/16		1,350	1,481
5.750%, 01/25/21		375	433
5.550%, 04/27/17		196	216
5.500%, 07/24/20		275	312
4.875%, 11/01/22		165	176
Nationwide Building Society MTN
6.875%, 03/11/49 (A)		300	517
Nationwide Financial Services
5.375%, 03/25/21 (B)		175	196
Nationwide Mutual Insurance
9.375%, 08/15/39 (B)		225	348
Newcrest Finance Property
4.200%, 10/01/22 (B)		850	802
Penske Truck Leasing LP
4.875%, 07/11/22 (B)		260	283
2.875%, 07/17/18 (B)		250	255
Petrobras Global Finance
1.849%, 05/20/16 (A)		250	251
PNC Bank
2.250%, 07/02/19		375	375
PNC Funding
5.625%, 02/01/17		300	330
Prologis‡
3.350%, 02/01/21		725	730

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Realty Income‡
4.650%, 08/01/23	$	150	$161
3.250%, 10/15/22		160	156
Royal Bank of Scotland Group
5.125%, 05/28/24		425	425
2.550%, 09/18/15		750	764
SABMiller Holdings
3.750%, 01/15/22 (B)		275	285
SL Green Realty‡
5.000%, 08/15/18		1,000	1,081
Societe Generale MTN
8.250%, 09/29/49 (A)		260	278
6.750%, 04/09/49 (A)		130	180
6.000%, 12/31/49 (A) (B)		200	191
Sydney Airport Finance
5.125%, 02/22/21 (B)		500	555
Ventas Realty‡
2.700%, 04/01/20		280	277
Voya Financial
5.650%, 05/15/53 (A)		100	102
Wells Fargo
5.375%, 11/02/43		480	527
4.125%, 08/15/23		460	476
4.100%, 06/03/26		35	35
2.125%, 04/22/19		400	398

			47,052

Health Care — 0.5%
Catholic Health Initiatives
2.950%, 11/01/22		500	480
Gilead Sciences
3.700%, 04/01/24		225	231
HCA
7.250%, 09/15/20		780	825
McKesson
3.796%, 03/15/24		90	91
WellPoint
5.100%, 01/15/44		400	431

			2,058

Industrials — 1.5%
Canadian Pacific Railway
9.450%, 08/01/21		75	103
Continental Airlines Pass-Through Certificates, Cl A
6.545%, 02/02/19		514	569
General Electric Capital MTN
6.250%, 12/15/49 (A)		100	111
5.300%, 02/11/21		725	827
4.650%, 10/17/21		350	387
4.625%, 01/07/21		1,400	1,555
Hutchison Whampoa International
3.500%, 01/13/17 (B)		521	546

26	Adviser Managed Trust / Annual Report / July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Lukoil International Finance
3.416%, 04/24/18 (B)	$	360	$346
Penske Truck Leasing LP
2.500%, 06/15/19 (B)		120	120
TSMC Global
1.625%, 04/03/18 (B)		775	761
US Airways Pass-Through Trust, Cl A
5.900%, 10/01/24		927	1,036

			6,361

Information Technology — 0.2%
Hewlett-Packard
2.750%, 01/14/19		585	595
Oracle
2.800%, 07/08/21		175	174

			769

Materials — 0.4%
ArcelorMittal
7.250%, 03/01/41		480	490
Barrick
4.100%, 05/01/23 (B)		230	227
CF Industries
5.150%, 03/15/34		375	398
Monsanto
2.125%, 07/15/19		295	294
Rio Tinto Finance USA
4.125%, 08/21/42		100	94
Teck Resources
3.000%, 03/01/19		80	81

			1,584

Telecommunication Services — 1.3%
AT&T
6.500%, 09/01/37		985	1,218
SBA Tower Trust
3.598%, 04/15/18 (B)		605	606
Verizon Communications
6.550%, 09/15/43		730	917
6.400%, 02/15/38		175	214
5.150%, 09/15/23		575	636
4.150%, 03/15/24		450	466
3.650%, 09/14/18		185	197
VimpelCom Holdings
5.950%, 02/13/23 (B)		300	278
Vodafone Group PLC
2.950%, 02/19/23		500	481
Windstream
7.750%, 10/15/20		925	990

			6,003

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Utilities — 0.8%
DPL
6.500%, 10/15/16	$	400	$424
Hrvatska Elektroprivreda
6.000%, 11/09/17 (B)		1,000	1,055
Mirant Mid Atlantic Pass-Through Trust LLC, Cl C
10.060%, 12/30/28		273	306
Perusahaan Gas Negara Persero
5.125%, 05/16/24 (B)		1,500	1,519

			3,304

Total Corporate Obligations (Cost $77,123) ($ Thousands)			80,350

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.7%
FFCB
0.209%, 02/27/17 (A)		855	856
0.172%, 09/14/16 (A)		875	875
FHLB
2.750%, 03/13/15		5,000	5,080
0.220%, 10/07/15 (A)		775	775
0.090%, 10/21/14 (C)		2,225	2,225
0.080%, 09/17/14 to 10/29/14 (C) (D)		8,070	8,069
0.070%, 09/05/14 to 10/10/14 (C) (D)		13,120	13,120
0.060%, 08/08/14 to 08/29/14 (C) (D)		12,560	12,560
0.050%, 08/06/14 (C) (D)		940	940
FNMA
3.000%, 09/16/14		1,430	1,435

Total U.S. Government Agency Obligations (Cost $45,871) ($ Thousands)			45,935

ASSET-BACKED SECURITIES — 6.4%
Access Group, Ser 2006-1, Cl A2
0.337%, 08/25/23 (A)		371	368
ACE Securities Home Equity Loan Trust, Ser 2005-RM1, Cl M2
0.905%, 03/25/35 (A)		759	753
Ally Master Owner Trust, Ser 2011-4, Cl A2
1.540%, 09/15/16		500	501
ALM VII, Ser 2012-7A, Cl A1
1.654%, 10/19/24 (A) (B)		700	699
AMMC CDO, Ser 2014-14A, Cl A1L
1.680%, 07/27/26 (A) (B)		520	520
Apidos CLO XVI, Ser 2014-16A, Cl A1
1.684%, 01/19/25 (A) (B)		345	345

Adviser Managed Trust / Annual Report / July 31, 2014	27

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Blue Hill, Ser 2013-1A, Cl A
1.714%, 01/15/26 (A) (B)	$	410	$411
CAL Funding II, Ser 2012-1A, Cl A
3.470%, 10/25/27 (B)		660	660
Carrington Mortgage Loan Trust, Ser 2005-NC5, Cl A2
0.475%, 10/25/35 (A)		554	552
Cent LP, Ser 2013-19A, Cl A1A
1.564%, 10/29/25 (A) (B)		499	497
CIFC Funding, Ser 2014-1AR, Cl A2R
2.336%, 08/14/24 (A) (B)		395	394
Countrywide Asset-Backed Certificates, Ser 2005-1, Cl MV2
1.055%, 10/25/47 (A)		1,410	1,232
0.592%, 07/25/35 (A)		260	260
CPS Auto Trust, Ser 2012-C, Cl A
1.820%, 12/16/19 (B)		127	128
1.540%, 07/16/18 (B)		133	134
Cronos Containers Program, Ser 2012-2A, Cl A
3.810%, 09/18/27 (B)		327	327
Education Loan Asset-Backed Trust, Ser 2013-1, Cl A2
0.955%, 04/26/32 (A) (B)		425	427
Equifirst Mortgage Loan Trust, Ser 2004-2, Cl 2A3
1.115%, 10/25/34 (A)		905	883
First Frankin Mortgage Loan Trust, Ser 2005-FF5, Cl M1
0.830%, 03/25/35 (A)		660	658
First Investors Auto Owner Trust, Ser 2013-1A, Cl B
1.810%, 10/15/18 (B)		75	75
1.490%, 01/15/20 (B)		125	125
Flatiron, Ser 2013-1A, Cl A1
1.633%, 01/17/26 (A) (B)		385	385
Ford Credit Auto Lease Trust, Ser 2012-A, Cl B
1.610%, 10/15/16 (B)		580	581
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/19		80	80
GCO Education Loan Funding Trust, Ser 2006-1, Cl A9L
0.387%, 05/25/26 (A)		980	941
Goal Capital Funding Trust, Ser 2006-1, Cl A3
0.347%, 11/25/26 (A)		628	623
Gramercy Park, Ser 2014-1AR, Cl A1R
1.534%, 07/17/23 (A) (B)		525	525
GS Mortgage Securities II, Ser 2005-GG4, Cl A4
4.761%, 07/10/39		970	989

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Huntington Auto Trust, Ser 2012-1, Cl B
1.710%, 08/15/17	$	200	$202
JPMorgan Mortgage Acquisition Trust, Ser 2005-WMC1, Cl M1
0.575%, 09/25/35 (A)		417	410
Magnetite, Ser 2014-9A, Cl A1
1.700%, 07/25/26 (A) (B)		480	480
Morgan Stanley Capital I Trust, Ser 2005-NC2, Cl M2
0.785%, 03/25/35 (A)		345	341
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.665%, 06/25/31 (A)		930	930
Nelnet Student Loan Trust, Ser 2008-3, Cl A4
1.877%, 11/25/24 (A)		390	409
1.105%, 11/25/43 (A) (B)		460	460
Neuberger Berman CLO XVII, Ser 2014-17A, Cl A
1.701%, 08/04/25 (A) (B)		470	470
OHA Credit Partners IX, Ser 2013-91, Cl A1
1.634%, 10/20/25 (A) (B)		466	466
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2004-WCW1, Cl M2
1.175%, 09/25/34 to 12/25/34 (A)		1,196	1,191
Santander Drive Auto Receivables Trust, Ser 2010-2, Cl C
3.890%, 07/17/17		241	243
1.560%, 08/15/18		390	392
Shackleton CLO, Ser 2014-6A, Cl A2
1.722%, 07/17/26 (A) (B)		425	417
SLC Student Loan Trust, Ser 2006-1, Cl A4
0.311%, 12/15/21 (A)		322	321
SLM Student Loan Trust, Ser 2004-8A, Cl A5
1.934%, 07/25/23 (A)		385	403
1.884%, 07/25/22 (A)		385	405
1.734%, 04/25/23 (A)		200	209
0.805%, 12/26/25 (A)		892	899
0.734%, 04/25/24 (A) (B)		881	885
0.705%, 06/25/27 (A)		248	250
0.354%, 01/25/27 (A)		945	932
Small Business Administration, Ser 2011-10A, Cl 1
4.084%, 03/10/21		545	576

28	Adviser Managed Trust / Annual Report / July 31, 2014

Description		Face Amount ($ Thousands) (1)	Market Value ($ Thousands)

Soundview Home Loan Trust, Ser 2005-OPT4, Cl 2A3
0.675%, 12/25/35 (A)		913	$898
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/22 (B)		425	424
TAL Advantage LLC, Ser 2006-1A
0.344%, 04/20/21 (A) (B)		184	182
Triton Container Finance LLC, Ser 2012-1A, Cl A
4.210%, 05/14/27 (B)		431	431
Wells Fargo Home Equity Trust, Ser 2004-2, Cl AI6
5.000%, 10/25/34 (A)		310	312
Westlake Automobile Receivables Trust, Ser 2012-1A, Cl A2
1.030%, 03/15/16 (B)		10	10

Total Asset-Backed Securities (Cost $27,775) ($ Thousands)			27,621

FOREIGN SOVEREIGN BONDS — 5.1%
Bundesobligation
1.250%, 10/14/16	EUR	300	412
1.000%, 02/22/19		190	263
0.500%, 04/07/17		615	833
Bundesrepublik Deutschland
3.750%, 01/04/19	EUR	255	394
3.500%, 07/04/19		1,360	2,104
2.000%, 01/04/22		720	1,050
2.000%, 08/15/23		585	846
1.750%, 07/04/22		475	680
1.750%, 02/15/24		340	480
1.500%, 02/15/23		1,140	1,591
1.500%, 05/15/23		970	1,351
1.500%, 05/15/24		400	551
Bundesschatzanweisungen
0.170%, 12/11/15	EUR	140	187
Japan Government Five Year Bond
0.200%, 09/20/18	JPY	28,200	275
Japan Government Ten Year Bond
1.900%, 06/20/16	JPY	61,000	614
1.500%, 09/20/18		42,100	433
1.400%, 06/20/19		71,700	739
1.300%, 03/20/21		72,000	748
1.200%, 12/20/20		90,000	929
1.200%, 06/20/21		46,500	481
1.000%, 09/20/21		61,500	628
0.800%, 06/20/23		11,700	117
0.800%, 09/20/23		31,000	310
0.600%, 03/20/23		80,900	798

Description		Face Amount ($ Thousands) (1)	Market Value ($ Thousands)

0.600%, 09/20/23	JPY	27,300	$268
0.600%, 03/20/24		98,400	964
Mexican Bonos
8.000%, 12/07/23	MXN	2,222	194
Mexico Government International Bond MTN
5.125%, 01/15/20		50	56
4.750%, 03/08/44		550	551
United Kingdom Gilt
3.750%, 09/07/20	GBP	365	671
3.750%, 09/07/21		470	867
2.250%, 09/07/23		445	729
1.750%, 09/07/22		450	718
1.250%, 07/22/18		70	116

Total Foreign Sovereign Bonds (Cost $21,724) ($ Thousands)			21,948

MUNICIPAL BONDS — 1.2%
Brazos, Higher Education Authority, Ser 2004-I, Cl A2, RB
0.393%, 06/27/22 (A)		120	119
Brazos, Higher Education Authority, Ser 2005-1, Cl 1A3, RB
0.343%, 09/26/22 (A)		666	659
California State, GO Callable 10/01/21 @ 100
6.509%, 04/01/39		275	312
California State, GO
7.600%, 11/01/40		175	263
7.550%, 04/01/39		100	149
Illinois State, GO
5.100%, 06/01/33		500	488
4.950%, 06/01/23		900	949
4.350%, 06/01/18		500	531
New York City, GO Callable 12/01/20 @ 100
6.646%, 12/01/31		500	579
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser I, RB Callable 05/01/23 @ 100
5.000%, 05/01/42		70	77
Puerto Rico Commonwealth, Government Employees Retirement System, Ser Senior C, RB Callable 07/01/18 @ 100
6.300%, 07/01/43		375	199
University of California, RB
4.601%, 05/15/31		250	272

Adviser Managed Trust / Annual Report / July 31, 2014	29

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2014

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

University of California, RB Callable 05/15/23 @ 100
5.000%, 05/15/38	$	335	$373

Total Municipal Bonds (Cost $4,744) ($ Thousands)			4,970

COMMERCIAL PAPER — 0.6%
Macquarie Bank (C)
0.210%, 08/27/14		895	895
National Rural (C)
0.090%, 08/22/14		1,805	1,805

Total Commercial Paper (Cost $2,700) ($ Thousands)			2,700

U.S. TREASURY OBLIGATIONS — 32.7%
U.S. Treasury Bonds
4.750%, 02/15/41		1,360	1,733
3.875%, 08/15/40 (D)		475	529
3.625%, 02/15/44		4,995	5,298
3.375%, 05/15/44		4,055	4,104
U.S. Treasury Inflation Protected Securities
1.375%, 02/15/44		2,787	3,097
0.625%, 01/15/24		4,410	4,553
0.500%, 04/15/15		291	294
0.125%, 04/15/17		896	919
0.125%, 04/15/18		6,098	6,245
0.125%, 04/15/19		15,412	15,739
U.S. Treasury Notes
4.000%, 02/15/15 (E)		13,545	13,830
2.500%, 05/15/24		18,305	18,216
2.125%, 01/31/21		145	145
2.000%, 04/30/16		4,655	4,782
1.750%, 07/31/15 (E)		9,825	9,981
1.625%, 07/31/19		17,945	17,827
1.500%, 05/31/19		6,650	6,575
0.875%, 04/30/17 (E)		200	200
0.875%, 05/15/17		1,595	1,592
0.875%, 06/15/17		8,630	8,603
0.875%, 07/15/17		2,095	2,087
0.500%, 07/31/16		3,070	3,068
0.375%, 01/31/16		5,600	5,607
0.250%, 02/15/15 (E)		5,625	5,630

Total U.S. Treasury Obligations (Cost $139,577) ($ Thousands)			140,654

TIME DEPOSIT — 7.3%
Brown Brothers Harriman
0.030%, 08/01/14		31,108	31,108

Total Time Deposit (Cost $31,108) ($ Thousands)			31,108

Total Investments — 116.2% (Cost $493,522) ($ Thousands)			$499,408

The open futures contracts held by the Fund at July 31, 2014, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation) ($ Thousands)
90-Day Euro$	(14)	Dec-2016	$4
U.S. 10-Year Treasury Note	(172)	Sep-2014	4
U.S. 2-Year Treasury Note	4	Sep-2014	(1)
U.S. 5-Year Treasury Note	26	Sep-2014	1
U.S. Long Treasury Bond	(6)	Sep-2014	2
U.S. Ultra Long Treasury Bond	33	Sep-2014	94

			$104

For the year ended July 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of open forward foreign currency contracts held by the Fund at July 31, 2014, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation/ (Depreciation) ($ Thousands)
8/28/14	USD	27	EUR	20	$—
8/28/14	USD	6	GBP	4	—
8/28/14-8/29/14	EUR	9,848	USD	13,261	84
8/28/14-8/29/14	GBP	2,438	USD	4,149	35
8/28/14-9/17/14	JPY	1,042,866	USD	10,266	121
8/28/14-9/17/14	USD	2,788	JPY	283,892	(25)
9/17/14	MXN	2,520	USD	192	2
9/17/14	RUB	572	USD	16	1
9/17/14	USD	16	RUB	572	(1)

					$217

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at July 31, 2014, is as follows:

CounterParty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation/ (Depreciation) ($ Thousands)
Bank of America	(1,305)	1,317	$12
Barclays PLC	(743)	740	(3)
BNP Paribas	(2,500)	2,496	(5)
Brown Brothers Harriman	(21,663)	21,861	198
Citigroup	(871)	876	5
Credit Suisse First Boston	(403)	399	(4)
Goldman Sachs	(20)	20	—
HSBC	(420)	417	(3)
JPMorgan Chase Bank	(16)	16	—
Morgan Stanley	(2,347)	2,362	15
RBC	(190)	192	2

			$217

For the year ended July 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

30	Adviser Managed Trust / Annual Report / July 31, 2014

A list of OTC swap agreements held by the Fund at July 31, 2014, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Goldman Sachs	CDX.EM .21.V1 Index	SELL	5.00	06/20/19	(16,820)	$507
Goldman Sachs	CDX.EM .21.V1 Index	SELL	5.00	06/20/19	(375)	(4)

						$503

A list of open centrally cleared swap agreements held by the Fund at July 31, 2014, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Goldman Sachs	CDX.NA.GS.22.V1 Index	SELL	1.00	06/20/19	(950)	$(1)
Goldman Sachs	CDX.NA.GS.22.V1 Index	SELL	1.00	06/20/19	(1,100)	(5)
Goldman Sachs	CDX.NA.GS.22.V1 Index	SELL	1.00	06/20/19	(275)	(1)
Goldman Sachs	CDX.NA.HY.21.V2 Index	SELL	5.00	12/20/18	(223)	(1)
Goldman Sachs	CDX.NA.HY.21.V2 Index	SELL	5.00	12/20/18	(658)	3
Goldman Sachs	CDX.NA.HY.21.V2 Index	SELL	5.00	12/20/18	(2,193)	(8)
Goldman Sachs	CDX.NA.HY.21.V2 Index	SELL	5.00	12/20/18	(2,653)	(5)
Goldman Sachs	CDX.NA.HY.21.V2 Index	SELL	5.00	12/20/18	(1,846)	(4)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(347)	(2)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(248)	(7)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(94)	—
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(2,173)	(11)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(1,337)	2
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(609)	(2)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(272)	(1)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(2,475)	(23)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(213)	(2)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(223)	(7)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(396)	(5)
Goldman Sachs	CDX.NA.HY.22.V2 Index	SELL	5.00	06/20/19	(297)	(7)
Goldman Sachs	CDX.NA.IG22.V1 Index	SELL	1.00	06/20/19	(1,050)	(1)
Goldman Sachs	CDX.NA.IG.22.V1 Index	SELL	1.00	06/20/19	(325)	(1)
Goldman Sachs	CDX.NA.IG.22.V1 Index	SELL	1.00	06/20/19	(2,525)	(3)
Goldman Sachs	CDX.NA.IG.22.V1 Index	SELL	1.00	06/20/19	(1,975)	3
Goldman Sachs	CDX.NA.IG.22.V1 Index	SELL	1.00	06/20/19	(1,050)	(3)
Goldman Sachs	CDX.NA.IG.22.V1 Index	SELL	1.00	06/20/19	(600)	(3)
Goldman Sachs	CDX.NA.IG.22.V1 Index	SELL	1.00	06/20/19	(2,225)	(8)
Goldman Sachs	ITRAXX EUROPE S21V1	SELL	1.00	06/20/19	(555)	(2)
Goldman Sachs	ITRAXX.XOVER.21.V1.5Y EUR Index	BUY	5.00	06/20/19	285	4

						$(101)

For the year ended July 31, 2014, the total amount of all open swap contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $429,945 ($ Thousands).

‡	Real Estate Investment Trust.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2014. The date reported on the Schedule of Investments is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(D)	All or a portion of this security has been pledged as collateral for open futures contracts.

(E)	All or a portion of this security has been pledged as collateral for open swap contracts.

Cl — Class

CDO — Collateralized Debt Obligation

CLO — Collateralized Loan Obligation

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

GNMA — Government National Mortgage Association

GO — Government Obligation

JPY — Japanese Yen

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

RUB — Russian Ruble

Ser — Series

TBA — To Be Announced

Adviser Managed Trust / Annual Report / July 31, 2014	31

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Concluded)

July 31, 2014

The following is a list of the inputs used as of July 31, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$144,122	$—	$144,122
Corporate Obligations	—	80,350	—	80,350
U.S Government Agency
Obligations	—	45,935	—	45,935
Asset-Backed Securities	—	27,621	—	27,621
Foreign Sovereign Bonds	—	21,948	—	21,948
Municipal Bonds	—	4,970	—	4,970
Commercial Paper	—	2,700	—	2,700
U.S. Treasury Obligations	—	140,654	—	140,654
Time Deposit	—	31,108	—	31,108

Total Investments in Securities	$—	$499,408	$—	$499,408

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts - appreciation*	$105	$—	$—	$105
Futures Contracts - depreciation*	(1)	—	—	(1)
Forwards Contracts - appreciation*	—	243	—	243
Forwards Contracts - depreciation*	—	(26)	—	(26)
OTC Swaps
Credit Default Swaps - appreciation*	—	507	—	507
Credit Default Swaps - depreciation*	—	(4)	—	(4)
Centrally Cleared Swaps
Credit Default Swaps - appreciation*	—	12	—	12
Credit Default Swaps - depreciation*	—	(113)	—	(113)

Total Other Financial Instruments	$104	$619	$—	$723

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation/(depreciation) on the instruments.

For the year ended July 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the period. For the year ended July 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	Adviser Managed Trust / Annual Report / July 31, 2014

Statements of Assets and Liabilities ($ Thousands)

July 31, 2014

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
ASSETS:
Investments, at value†	$1,320,725	$499,408
Affiliated investments, at value††	70,516	—
Foreign currency†††	607	—
Cash	—	18
Receivable for investment securities sold	7,290	9,244
Dividends and interest receivable	1,334	2,059
Receivable for fund shares sold	533	38
Foreign tax reclaim receivable	351	—
Cash pledged as collateral for swap contracts	—	804
Unrealized gain on forward foreign currency contracts	—	243
Swap contracts, at value††††	—	1,833
Receivable for variation margin	—	8
Prepaid expenses	12	4
Total Assets	1,401,368	513,659
LIABILITIES:
Payable for investment securities purchased	8,308	82,854
Payable for variation margin	1,508	195
Payable for fund shares redeemed	937	310
Payable to custodian	833	—
Investment advisory fees payable	732	119
Shareholder servicing fees payable	300	91
Administration fees payable	240	73
Unrealized loss on foreign spot currency contracts	5	2
Chief Compliance Officer fees payable	3	1
Trustees fees payable	1	—
Unrealized loss on forward foreign currency contracts	—	26
Accrued expense payable	124	43
Total Liabilities	12,991	83,714
Net Assets	$1,388,377	$429,945
†Cost of investments	$1,145,515	$493,522
††Cost of affiliated investments	70,516	—
†††Cost of foreign currency	608	—
††††Swap premiums	—	1,330
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$1,166,958	$428,668
Undistributed net investment income	6,275	622
Accumulated net realized gain/(loss) on investments, futures contracts, swap contracts and foreign currency	40,674	(5,952)
Net unrealized appreciation on investments	175,210	5,886
Net unrealized appreciation/(depreciation) on futures contracts	(736)	104
Net unrealized appreciation on swap contracts	—	402
Net unrealized appreciation/(depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(4)	215
Net Assets	$1,388,377	$429,945
Net Asset Value, Offering and Redemption Price Per Share	$14.43	$10.25
	($1,388,376,985 ÷ 96,186,302 shares )	($429,945,086 ÷ 41,933,158 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2014	33

Statements of Operations ($ Thousands)

For the year ended July 31, 2014

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Investment Income:
Dividends	$23,330	$—
Dividends from affiliated registered investment company(1)	1	—
Interest income	9	8,385
Less: foreign taxes withheld	(1,143)	—
Total investment income	22,197	8,385
Expenses:
Investment advisory fees	8,518	1,391
Shareholder servicing fees	3,042	993
Administration fees	2,434	795
Trustee fees	27	11
Chief Compliance Officer fees	9	3
Custodian/wire agent fees	223	29
Professional fees	87	32
Printing fees	77	24
Registration fees	35	20
Overdraft fees	1	—
Other expenses	32	83
Total expenses	14,485	3,381
Less:
Waiver of investment advisory fees	(1,067)	(192)
Fees paid indirectly(1)	(4)	—
Net expenses	13,414	3,189
Net Investment Income	8,783	5,196
Net Realized Gain/(Loss) on:
Investments	66,431	(1,301)
Futures contracts	8,158	75
Swap contracts	—	2,364
Foreign currency transactions	(25)	(1,108)
Net change in unrealized appreciation/(depreciation) on:
Investments	51,089	6,214
Futures contracts	(1,440)	(5)
Swap contracts	—	(415)
Foreign currency and translation of other assets and liabilities denominated in foreign currency	(5)	135
Net Increase in Net Assets Resulting from Operations	$132,991	$11,155

(1)	See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	Adviser Managed Trust / Annual Report / July 31, 2014

Statements of Changes in Net Assets ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2014	2013	2014	2013
Operations:
Net investment income	$8,783	$7,890	$5,196	$7,987
Net realized gain from investments, futures contracts and swap contracts	74,589	32,546	1,138	5,852
Net realized gain/(loss) on foreign currency transactions	(25)	(290)	(1,108)	995
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and swap contracts	49,649	125,919	5,794	(21,233)
Net change in unrealized appreciation/(depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(5)	(388)	135	121
Net increase/(decrease) in net assets resulting from operations	132,991	165,677	11,155	(6,278)
Dividends and Distributions From:
Net investment income	(7,636)	(8,345)	(7,225)	(12,252)
Net realized gains	(17,592)	—	—	(13,506)
Total dividends and distributions	(25,228)	(8,345)	(7,225)	(25,758)
Capital Share Transactions:(1)
Proceeds from shares issued	399,831	605,683	119,511	179,342
Reinvestment of dividends & distributions	25,148	8,320	7,210	25,685
Cost of shares redeemed	(170,958)	(541,360)	(356,254)	(104,095)
Increase/(decrease) in net assets derived from capital share transactions	254,021	72,643	(229,533)	100,932
Net increase/(decrease) in net assets	361,784	229,975	(225,603)	68,896
Net Assets:
Beginning of Year	1,026,593	796,618	655,548	586,652
End of Year	$1,388,377	$1,026,593	$429,945	$655,548
Undistributed Net Investment Income Included in Net Assets at Year End	$6,275	$4,695	$622	$1,586
(1)	See Note 6 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2014	35

Financial Highlights

For the years or period ended July 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover†
Tactical Offensive Equity Fund
2014	$13.15	$0.10	$1.48	$1.58	$(0.09)	$(0.21)	$(0.30)	$14.43	12.08%	$1,388,377	1.10%	1.10%	1.19%	0.72%	62%
2013	10.76	0.11	2.51	2.62	(0.23)	—	(0.23)	13.15	24.64	1,026,593	1.10	1.10	1.19	0.93	93
2012	9.80	0.14	0.89^	1.03	(0.07)	—	(0.07)	10.76	10.60	796,618	1.10	1.10	1.22	1.29	194
2011*	10.00	0.06	(0.26)	(0.20)	—	—	—	9.80	(2.00)	757,415	1.10	1.10	1.21	1.41	77
Tactical Offensive Fixed Income Fund
2014	$10.03	$0.13	$0.28	$0.41	$(0.19)	$—	$(0.19)	$10.25	4.16%	$429,945	0.80%	0.80%	0.85%	1.31%	389%
2013	10.56	0.14	(0.22)	(0.08)	(0.21)	(0.24)	(0.45)	10.03	(0.89)	655,548	0.80	0.80	0.84	1.30	292
2012	10.26	0.17	0.57	0.74	(0.24)	(0.20)	(0.44)	10.56	7.44	586,652	0.80	0.86	0.86	1.63	310
2011*	10.00	0.07	0.26	0.33	(0.07)	—	(0.07)	10.26	3.33	511,383	0.80	0.80	0.85	1.74	180

*	Commenced operations on February 25, 2011. All ratios for the period have been annualized.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) on securities calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

36	Adviser Managed Trust / Annual Report / July 31, 2014

Notes to Financial Statements

July 31, 2014

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with two registered funds: Tactical Offensive Equity and Tactical Offensive Fixed Income (each a “Fund,” collectively, the“Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause a Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Funds and no Sub-Adviser will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under

Adviser Managed Trust / Annual Report / July 31, 2014	37

Notes to Financial Statements (Continued)

July 31, 2014

normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Funds may fair value their securities if an event that may materially affect the value of the Funds’ securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate their net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the adviser or sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate net asset value, the adviser or sub-adviser may request that a Fair Value Meeting be called.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, time deposits, commercial paper, swaps and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain corporate obligations and mortgage-backed securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2014, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2014, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase

38	Adviser Managed Trust / Annual Report / July 31, 2014

agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2014 .

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2014.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently.

The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2014, if applicable.

Futures Contracts — The Funds utilized futures contracts during the year ended July 31, 2014. To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of July 31, 2014, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized

Adviser Managed Trust / Annual Report / July 31, 2014	39

Notes to Financial Statements (Continued)

July 31, 2014

gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of July 31, 2014. The Funds had no open option/swaption contracts as of July 31, 2014.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. Swaps may also be used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments for details regarding open swap agreements as of July 31, 2014, if applicable.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and

40	Adviser Managed Trust / Annual Report / July 31, 2014

may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the Tactical Offensive Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may

Adviser Managed Trust / Annual Report / July 31, 2014	41

Notes to Financial Statements (Continued)

July 31, 2014

buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of July 31, 2014, the Tactical Offensive Fixed Income Fund is the seller (“providing protection”) on a total notional amount of $46.3 million of credit default swaps (“CDS”). The notional amounts of the swaps are not recorded in the financial statements, however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur. Those credit default swaps for which the Fund is providing protection at balance sheet date are summarized as follows:

TACTICAL OFFENSIVE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAPS ON AN INDEX
REFERENCE ASSET	CORPORATE US$	SOVEREIGN US$	ASSET-BACKED SECURITIES US$	CORPORATE US$	TOTAL
Fair value of written credit derivatives	—	—	$3,175,578	—	$3,175,578
Maximum potential amount of future payments	—	—	$46,268,394	—	$46,268,394
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
TACTICAL OFFENSIVE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 years	Total
Current credit spread* on underlying (in basis points)
0-100	—	—	$12,817,594	—	—	$12,817,594
101-200	—	—	—	—	—	—
201-300	—	—	$17,195,000	—	—	$17,195,000
Greater than 300	—	—	$16,255,800	—	—	$16,255,800
Total	—	—	$46,268,394	—	—	$46,268,394

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

42	Adviser Managed Trust / Annual Report / July 31, 2014

4. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments as of July 31, 2014 was as follows:

	Asset Derivatives			Liability Derivatives
	Year Ended July 31, 2014 ($ Thousands)			Year Ended July 31, 2014 ($ Thousands)
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:

Tactical Offensive Equity Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$—	*	Net Assets — Unrealized depreciation on futures contracts	$736	*

Total Derivatives not accounted for as hedging instruments		$—			$736

	Asset Derivatives			Liability Derivatives
	Year Ended July 31, 2014 ($ Thousands)			Year Ended July 31, 2014 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$243		Unrealized loss on forward foreign currency contracts	$26
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	105	*	Net Assets — Unrealized depreciation on futures contracts	1	*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	519	†	Net Assets — Unrealized depreciation on swap contracts	117	†

Total Derivatives not accounted for as hedging instruments		$867			$144

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†	Includes cumulative appreciation/(depreciation) of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended July 31, 2014.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total

Tactical Offensive Equity Fund
Equity contracts	$8,158	$—	$—	$8,158
Total	$8,158	$—	$—	$8,158

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	$—	$(392)	$—	$(392)
Interest rate contracts	75	—	—	75
Credit contracts	—	—	2,364	2,364
Total	$75	$(392)	$2,364	$2,047

Change in Unrealized Depreciation on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total

Tactical Offensive Equity Fund
Foreign exchange contracts	$—	$—	$—	$—
Equity contracts	(1,440)	—	—	(1,440)
Total	$(1,440)	$—	$—	$(1,440)

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	$—	$139	$—	$139
Interest rate contracts	(5)	—	—	(5)
Credit contracts	—	—	(415)	(415)
Total	$(5)	$139	$(415)	$(281)

Adviser Managed Trust / Annual Report / July 31, 2014	43

Notes to Financial Statements (Continued)

July 31, 2014

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of July 31, 2014 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
Tactical Offensive Equity Fund	$—	$—	$—	$1,508	$—	$1,508
Tactical Offensive Fixed Income Fund	4	4	8	12	183	195
Total Exchange-Traded or Centrally Cleared	$4	$4	$8	$1,520	$183	$1,703

Securities with an aggregate market value of $5,419,822 have been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of July 31, 2014.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2014 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
Tactical Offensive Fixed Income Fund	$243	$507	$750	$26	$4	$30	$720	$—	$720
Total Over the Counter	$243	$507	$750	$26	$4	$30

(1)	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure to OTC financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

44	Adviser Managed Trust / Annual Report / July 31, 2014

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of July 31, 2014.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”) with respect to the Shares that allows such Shares pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

Effective October 1, 2014, the Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2015, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the expense limitations for each Fund for the period prior to October 1, 2014:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.70%	0.20%	0.25%	1.25%	1.10%
Tactical Offensive Fixed Income Fund	0.35	0.20	0.25	0.89	0.80

Effective October 1, 2014, the annual fees payable to the Adviser, Administrator and Distributor and the expense limitations for each Fund will be as follows:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.20%	0.20%	0.25%	0.75%	0.50%
Tactical Offensive Fixed Income Fund	0.15	0.20	0.25	0.70	0.38

Adviser Managed Trust / Annual Report / July 31, 2014	45

Notes to Financial Statements (Continued)

July 31, 2014

As of July 31, 2014, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Tactical Offensive Equity Fund
AJO, L.P.
AQR Capital Management LLC
Brown Advisory LLC
Causeway Capital Management LLC
Delaware Investments Fund Advisers
Lazard Asset Management LLC
Neuberger Berman Management LLC
Parametric Portfolio Associates LLC
Thornburg Investment Management, Inc.
Tactical Offensive Fixed Income Fund
Metropolitan West Asset Management LLC
Wellington Management Company LLP

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2014.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved and are reviewed annually by the Board.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2014, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund.

The following is a summary of the transactions with affiliates for the year ended July 31, 2014 ($ Thousands):

SEI Daily Income Trust Prime Obligation Fund
Value 7/31/2013 ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Value 7/31/2014 ($ Thousands)	Dividend Income ($ Thousands)
$25,528	$331,358	$(286,370)	$70,516	$1

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year ended July 31, 2014, the Trust had not participated in the Program.

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows ($ Thousands):

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2014	2013	2014	2013
Shares issued	28,600	51,071	11,796	17,381
Shares issued in lieu of dividends and distributions	1,816	734	714	2,471
Shares redeemed	(12,314)	(47,763)	(35,944)	(10,033)
Increase/(decrease) in net assets derived from capital share transactions	18,102	4,042	(23,434)	9,819

Amounts designated as “—” are zero or have been rounded to zero.

46	Adviser Managed Trust / Annual Report / July 31, 2014

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended July 31, 2014, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$891,034	$891,034
Sales	—	702,433	702,433
Tactical Offensive Fixed Income Fund
Purchases	1,419,224	103,647	1,522,871
Sales	1,558,433	198,396	1,756,829

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in Passive Foreign Investment Companies, reclass of distributions, different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long-term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, partnership and BDC, TIP adjustments, written off capital loss carryovers and gains and losses on certain foreign currency related transactions have been reclassified to/from the following accounts as of July 31, 2014.

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/ (Loss) ($ Thousands)
Tactical Offensive Equity Fund	$(41,339)	$433	$40,906
Tactical Offensive Fixed Income Fund	—	1,065	(1,065)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
2014	$7,636	$17,592	$25,228
2013	8,345	—	8,345
Tactical Offensive Fixed Income Fund
2014	7,225	—	7,225
2013	22,842	2,916	25,758

As of July 31, 2014, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation/ (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Tactical Offensive Equity Fund	$16,972	$33,710	$—	$169,997	$740	$221,419
Tactical Offensive Fixed Income Fund	1,194	—	(4,475)	6,417	(1,859)	1,277

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term	Long-Term	Total Capital Loss Carryforwards ($ Thousands)
Tactical Offensive Fixed Income Fund	$4,192	$283	$4,475

During the fiscal year ended July 31, 2014 the Tactical Offensive Equity Fund utilized $12,497 ($ Thousands) of short-term capital loss carryforwards to offset capital gains.

Adviser Managed Trust / Annual Report / July 31, 2014	47

Notes to Financial Statements (Concluded)

July 31, 2014

For Federal income tax purposes, the cost of securities owned at July 31, 2014, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, swap accruals and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at July 31, 2014, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	$1,220,505	$197,900	$(27,164)	$170,736
Tactical Offensive Fixed Income Fund	493,713	7,763	(2,068)	5,695

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The Tactical Offensive Equity and Tactical Offensive Fixed Income Funds may invest its assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The market value of the Tactical Offensive Fixed Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Please refer to each Fund’s prospectus for a comprehensive discussion of the risks associated with each Fund’s investment objective and strategies.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2014 except for the disclosure included in Note 5 relating to a change in fund expenses effective October 1, 2014.

48	Adviser Managed Trust / Annual Report / July 31, 2014

Report of Independent Registered Accounting Firm

To the Shareholders and Board of Trustees

Adviser Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Adviser Managed Trust, comprised of the Tactical Offensive Equity Fund and Tactical Offensive Fixed Income Fund (collectively, the “Funds”) as of July 31, 2014, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Adviser Managed Trust as of July 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2014

Adviser Managed Trust / Annual Report / July 31, 2014	49

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees as of July 31, 2014.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, KP Funds, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., and SEI Asset Korea Co., Ltd., The Advisors’ Inner Circle Fund III, KP Funds, and O’Connor EQUUS.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, KP Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the Independent Review Committee for SEI’s Canadian-registered mutual funds.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

50	Adviser Managed Trust / Annual Report / July 31, 2014

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
James M. Williams One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds and KP Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009)	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A

Adviser Managed Trust / Annual Report / July 31, 2014	51

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
David F. McCann One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2013	Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

52	Adviser Managed Trust / Annual Report / July 31, 2014

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 2/1/2014	Ending Account Value 7/31/2014	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Equity Fund
Actual Fund Return	$1,000.00	$1,064.20	1.10%	$5.63
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51

	Beginning Account Value 2/1/2014	Ending Account Value 7/31/2014	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Fixed Income Fund
Actual Fund Return	$1,000.00	$1,023.10	0.80%	$4.01
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period show

Adviser Managed Trust / Annual Report / July 31, 2014	53

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may at times directly manage the Funds’ assets or the cash portion of the Fund’s assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), one or more sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year that are dedicated to considering whether to approve new and terminate or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) the Adviser’s and Sub-Advisers’ potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance compared with the Funds’ benchmark indices.

At the March 25-26, 2014 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement and the selection of SIMC to act as adviser to the Funds. At the September 10-11, 2013, December 10-11, 2013, March 25-26, 2014 and June 24-25, 2014 meetings of the Board of Trustees, the Trustees, including a

54	Adviser Managed Trust / Annual Report / July 31, 2014

majority of the Independent Trustees, approved certain Sub-Advisory Agreements and the selection of certain Sub-Advisers to act as sub-adviser to a portion of one or more of the Funds’ assets. The Board’s approval of the Investment Advisory Agreements was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including but not necessarily limited to:

•	the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of the applicable benchmarks;

•	the Funds’ expenses under each Investment Advisory Agreement;

•

the profitability of SIMC and, in most cases, the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements.

Fund Performance. The Board considered Fund performance in determining whether to approve new and terminate or renew existing Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their appropriate indices/benchmarks in light of total return, yield and market trends. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark, the Trustees were satisfied that appropriate steps were being taken, but agreed that they would continue to closely monitor the Fund performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio. The Trustees also considered the effects of SIMC’s contractual and voluntary waivers of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. The Trustees found that profitability was reasonable. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Adviser Managed Trust / Annual Report / July 31, 2014	55

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, different factors may have been given varied weight by different Trustees, and the Trustees did not identify any particular information that was all-important or controlling.

56	Adviser Managed Trust / Annual Report / July 31, 2014

Notice to Shareholders (Unaudited)

For shareholders that do not have a July 31, 2014, taxable year end, this notice is for information purposes only. For shareholders with a July 31, 2014, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2014, the Funds are designating the following with regard to distributions paid during the year:

	(A) Long-Term Capital Gains Distributions	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	69.73%	30.27%	100.00%	68.14%
Tactical Offensive Fixed Income Fund	0.00%	100.00%	100.00%	0.00%

	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Tactical Offensive Equity Fund	100.00%	0.01%	0.06%	0.00%
Tactical Offensive Fixed Income Fund	0.00%	14.80%	99.41%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after 12/31/13.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short-Term Capital Gain Dividend” expired after 12/31/13.

Items (A) and (B) are based on the percentage of each fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

Adviser Managed Trust / Annual Report / July 31, 2014	57

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2014

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1.800.DIAL.SEI

(1.800.342.5734)

AMT (7/14)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least two Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2014			Fiscal Year 2013
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,000	N/A	$0	$56,000	N/A	N/A
(b)	Audit-Related Fees(3)	$0	$0	$0	$0	$20,000	N/A
(c)	Tax Fees (Tax return review services)(4)	$0	$23,000	$0	$0	$8,000	N/A
(d)	All Other Fees(2)	$0	$237,000	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.
(4)	Tax fees include amounts related to tax compliance and consulting services.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $50,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for fiscal years 2014 and 2013 were $237,000 and $237,000 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the Registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items	12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 7, 2014

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: October 7, 2014